As filed with the Securities and Exchange Commission on March 27, 2026

1933 Act File No. 333-

1940 Act File No. 811-24172

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Check appropriate box or boxes

☒  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  PRE-EFFECTIVE AMENDMENT NO.

☐  POST-EFFECTIVE AMENDMENT NO.

and

☒  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Concurrent Income & Innovation Fund

(Registrant Exact Name of as Specified in Charter)

c/o Terra Firma Asset Management, LLC

1160 Battery Street

Suite 100 East

San Francisco, CA 94111

(Address of Principal Executive Offices)

415-940-1656

(Registrant’s Telephone Number, including Area Code)

Jay P. Leupp

Chief Executive Officer and President

c/o Terra Firma Asset Management, LLC

1160 Battery Street

Suite 100 East

San Francisco, CA 94111

(Name and Address of Agent for Service)

With copies to:

Peter T. Healy, Esq. McDermott Will & Schulte, LLP 415 Mission St. 56th Floor San Francisco, CA 94105-2616	Richard Bass, Esq. McDermott Will & Schulte, LLP One Vanderbilt Avenue New York, NY 10017

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

☐	The only securities being registered on this Form are being offered pursuant to a dividend or interest reinvestment plan.

☐	Any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, (“Securities Act”) other than securities offered in connection with a dividend reinvestment plan.

☐	This Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	This Form is a registration statement pursuant to General Instruction Bora post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462( e) under the Securities Act.

☐	This Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

Check each box that appropriately characterizes the Registrant:
☒	Registered Closed-End Fund ( closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion dated march 27, 2026

PRELIMINARY PROSPECTUS

[  ] Shares

Terra Firma Real Estate Securities
Income Fund Inc.

Common Shares

[$           ] per Share

Investment Objective. Concurrent Income & Innovation Fund (the “Fund”) is a newly-organized, closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income and capital appreciation. There is no assurance that the Fund will achieve its investment objective.

Investment Portfolio. To pursue its investment objectives, under normal market conditions, the Fund intends to invest from time to time 60-100% of its total assets in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by real estate and real estate related companies, including real estate investment trusts (“REITs”). Under normal market conditions, the Fund intends to invest from time to time 40% to 70% of its total assets in income-producing equity securities issued by REITs. The Fund may invest from time to time up to 30% of its total assets in any combination of mortgage REITs and hybrid REITs. Under normal market conditions, the Fund may invest from time to time 10% to 30% of its total assets in debt securities, 10% of its total assets in other common equity securities, and 10% to 30% of its total assets in preferred equity securities. The Fund will not invest more than 20% of its total assets in the securities of any one issuer. At least 90% of the Fund’s total assets will be invested in U.S. dollar-denominated securities of issuers located in the United States. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries. As part of its strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options (“Covered Call Option Strategy”) and may, from time to time, buy put options or sell covered put options on individual common equity securities. The Fund intends to utilize leverage through one or more credit facilities with a national bank, margin facilities secured by its portfolio securities, reverse repurchase agreements and the issuance of preferred stock.

The Fund’s common shares of beneficial interest (the “Common Shares”) are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “[  ].”

No Prior History. Because the Fund is newly organized, its Common Shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

Investing in the Fund’s Common Shares involves certain risks. The Fund intends to utilize leverage, which is subject to numerous risks. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. See “Risk Factors” beginning on page 26 of this Prospectus. You should carefully consider these risks, together with all of the other information contained in this Prospectus, before making a decision to purchase the Fund’s Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total(1)
Public Offering Price	$	[ ]	$	[ ]
Sales Load(2)		[ ]		[ ]
Proceeds to the Fund(3)	$	[ ]	$	[ ]

The underwriters expect to deliver the Common Shares to purchasers on or about [  ], 2026.

[Underwriters]

Prospectus dated [  ], 2026

(notes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to [ ] additional Common Shares at the public offering price within [ ] days of the date of this Prospectus solely to cover over-allotments, if any. If such option is exercised in full, the aggregate public offering price and proceeds to the Fund will be [$ ]. See “Underwriters.”

(2)	The Fund has agreed to pay the underwriters $[ ] per Common Share as a partial reimbursement of expenses incurred in connection with this offering. This amount is not reflected under sales load in the table above. See "Underwriting."

(3)	The Fund will pay its formation and offering costs (other than the sales load). The aggregate offering costs (other than the sales load) to be paid by the Fund currently are estimated to be $[ ]. See "Use of Proceeds."

(continued from previous page)

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information (“SAI”) (File No. [  ]), dated [  ], 2026, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC (http://www.sec.gov). You may request a free copy of the SAI by calling 415-940-1656 or by writing to the Adviser at Terra Firma Asset Management, LLC, 1160 Battery Street, Suite 100 East, San Francisco, CA 94111, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). The Fund does not post a copy of the SAI on its website because the Common Shares are not continuously offered. The Fund’s annual and semi-annual reports, when available, will be available on the Fund’s website (www.[  ].com) free of charge. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You may also request a free copy of the annual and semi-annual reports to shareholders, when available, and additional information about the Fund, and may make other shareholder inquiries, without charge, by calling 415-940-1656.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investors could lose money by investing in the Fund.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus and the Statement of Additional Information incorporated by reference herein contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” “contemplates,” and similar terms with the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in the Fund’s forward-looking statements. Future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this Prospectus. All forward-looking statements contained in this Prospectus or in the Statement of Additional Information are made as of the date of this Prospectus or in the Statement of Additional Information, as the case may be. Except for ongoing obligations under the federal securities laws, the Fund does not intend and is not obligated, to update any forward-looking statement.

ii

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should carefully read the more detailed information contained elsewhere in this Prospectus prior to making an investment in the Fund, especially the information set forth under the headings “Investment Objective and Policies” and “Risk Factors.” You may also wish to request a copy of the Fund’s Statement of Additional Information, dated [  ], 2026 (the “SAI”), which contains additional information about the Fund.

The Fund

Concurrent Income & Innovation Fund (the “Fund”) is a Maryland corporation registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to utilize leverage through one or more credit facilities with a national bank (the “credit facilities”), margin facilities secured by its portfolio securities, reverse repurchase agreements and the issuance of preferred stock.

The Fund’s Common Shares, par value $0.0001 per share, are called “Common Shares” and the holders of Common Shares are called “Common Shareholders” throughout this Prospectus.

Terra Firma Asset Management, LLC (“TFAM” or the “Adviser”) serves as the Fund’s investment adviser. TFAM, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is located at 1160 Battery Street, Suite 100 East, San Francisco, CA 94111. See “Management of the Fund.” As of March 24, 2026, TFAM and its affiliates had $50 million in assets under advisement and continues its asset management history that began in December 2019.

The Offering

The Fund is offering [  ] Common Shares at [$ ] per share through a group of underwriters (the “Underwriters”) led by [  ]. You must purchase at least [100] Common Shares ($[  ]) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [  ] additional Common Shares within [  ] days of the date of this Prospectus solely to cover over-allotments, if any. See “Underwriters.” The Fund has agreed to pay the underwriters $[  ] per Common Share as a partial reimbursement of expenses incurred in connection with this offering. The Fund will pay its formation and offering costs (other than the sales load). The aggregate offering costs (other than the sales load) to be paid by the Fund currently are estimated to be $[  ].

Use of Proceeds

The Fund intends to invest the net proceeds of this offering of Common Shares in accordance with its investment objective and policies as set forth herein. It is currently anticipated that the Fund shall be able to invest substantially all of the net proceeds of this offering of Common Shares in accordance with its investment objective and policies, within three months after the completion of this offering. Pending such investment, it is anticipated that the net proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the net proceeds of this offering for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intention to issue Common Shares primarily for this purpose. A portion of the cash held by the Fund will be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital, which is in effect a partial return of the amount a Common Shareholder invested in the Fund. Common Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net investment income or profit when they are not. The Fund’s distributions may be greater than the Fund’s net investment income or profit.

Investment Objectives and Policies

The Fund’s investment objective is current income and capital appreciation. This investment objective is fundamental and cannot be changed without Common Shareholder approval. There is no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund intends to invest from time to time 60-100% of its total assets in income-producing common equity securities, preferred equity securities, convertible securities and non-convertible debt securities issued by real estate and real estate related companies, including real estate investment trusts (“REITs”). The Fund defines real estate and real estate related companies as REITs; companies engaged in the operation and servicing of real estate and real estate related assets; companies involved in data centers, cell towers, hotels, gaming, lodging, and homebuilding; and related technology and growth companies. The Fund will not change its strategy of investing at least 50% of its net assets in securities issued by real estate and real estate related companies without providing Common Shareholders at least 60 days’ notice.

Under normal market conditions, the Fund intends to invest from time to time 40% to 70% of its total assets in income-producing equity securities issued by REITs. The Fund anticipates that its investments in REITs will consist primarily of equity REITs. The Fund may invest from time to time up to 30% of its total assets in any combination of mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The Fund may invest in both publicly and privately traded REITs. When investing in equity securities, the Fund may invest in entities of any market capitalization.

Under normal market conditions, the Fund may invest from time to time 10% to 30% of its total assets in debt securities of any credit quality (including convertible and non-convertible debt securities), such as debt securities issued by real estate and real estate related companies and U.S. government obligations, 10% of its total assets in other common equity securities, and 10% to 30% of its total assets in preferred equity securities. The Fund will not invest more than 20% of its total assets in the securities of any one issuer. At least 90% of the Fund’s total assets will be invested in U.S. dollar-denominated securities of issuers located in the United States. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries.

The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not concentrating in any other industry. This policy cannot be changed without Common Shareholder approval.

The Fund intends to leverage to pursue its investment objectives. The Fund intends to utilize leverage through one or more credit facilities from a national bank, margin facilities secured by its portfolio securities, reverse repurchase agreements and the issuance of preferred stock, and may borrow money or use a variety of additional strategies to increase funds available for investment (“Financial Leverage”). Under the 1940 Act, the Fund is permitted to borrow or issue debt up to 33 1/3% of its total Managed Assets (defined below) or issue equity securities (e.g., preferred stock) up to 50% of its total Managed Assets. “Managed Assets” means the Fund’s total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

In connection with the Fund’s use of leverage, the Fund may seek to hedge the interest rate risks associated with leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of real estate and real estate related companies. There is no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objectives.

As part of his fundamental investment analysis the Fund’s portfolio manager shall consider financially material environmental, social and governance factors he believes are financially material to individual investments, where applicable, as described in this paragraph. While this analysis is inherently subjective and may be informed by both internally generated and third-party metrics, data and other information, the portfolio manager believes that the consideration of financially material environmental, social and governance factors, alongside traditional financial metrics, may enhance the Fund’s overall investment process. The consideration of environmental, social and governance factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of environmental, social and governance factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

Temporary Investments. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. In addition, the Fund may engage in active and frequent trading, including during periods when the Fund needs to reduce leverage quickly and during periods of extreme market volatility. The Fund may not achieve its investment objectives under these circumstances.

Leverage

The Fund intends to use leverage to pursue its investment objectives. The Fund currently intends to utilize leverage through borrowings under one or more credit facilities from a national bank, margin facilities secured by its portfolio securities, reverse repurchase agreements and the issuance of preferred stock. The Fund does not yet have any credit facility or any other borrowings in place. The Fund’s total leverage ratio through borrowings in connection with one or more contemplated credit facilities is not expected to exceed 20% of Managed Assets, the Fund expects to grant a security interest in a substantial portion of its assets to the lender. The Adviser contemplates that the credit facilities will include customary provisions regarding requirements to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default, potential loss of collateral and indemnification of the lender against liabilities it may incur in connection with the credit facilities or other borrowing arrangements. The Advisor expects that the credit facilities and other borrowing arrangements will also include customary covenants that, among other things, limit the Fund’s ability to incur additional debt. See “Use of Leverage and Related Risks.”

The Fund may also leverage by issuing preferred stock, notes or commercial paper and/or leverage through other borrowings to increase funds available for investment. Under the 1940 Act, the Fund is permitted to borrow or issue debt up to 33 1/3% of its total Managed Assets or issue equity securities (e.g., preferred stock) up to 50% of its total Managed Assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may be subject to certain asset coverage, leverage or portfolio composition requirements imposed under the credit facilities, which may be more stringent than those imposed by the 1940 Act.

Use of leverage creates an opportunity for increased income and return for the holders of Common Shares (the “Common Shareholders”) but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. For example, in declining markets, the use of leverage may increase the Fund’s losses. See “Use of Leverage and Related Risks” and “Risk Factors – Leverage Risk.” Additionally, a counterparty could make a margin call, causing the Fund to sell a security at an inopportune time, resulting in a loss to the Fund. There is a risk that fluctuations in the interest rates paid on borrowings or dividends or interest rates paid on other forms of leverage that the Fund enter into may adversely affect the return to the Common Shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Fund’s Board of Directors (the “Board”). There can be no assurance that the Fund will continue to use leverage or that its leveraging strategy will be successful during any period in which it is employed. If any of the Fund’s leverage becomes rated by one or more nationally recognized statistical rating organizations (each, an “NRSRO”), the Fund may be subject to investment restrictions based on the NRSRO(s)’ requirements as well. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. The Advisor does not anticipate that these covenants or portfolio requirements will significantly impede it in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions.

The costs of a leverage program are borne by Common Shareholders and, consequently, will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the management fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) any borrowings under the credit facilities or other borrowing arrangements, so that the management fees payable to the Adviser will be higher when leverage is utilized. This creates a conflict of interest between the Adviser, on the one hand, and Common Shareholders, on the other hand. Fees and expenses in respect of leverage, as well as the advisory fee and all other expenses of the Fund, will be borne entirely by the Common Shareholders, and not by the provider of the credit facilities or any future preferred stockholders, noteholders or any other leverage providers.

Interest Rate Transactions. In connection with the Fund’s contemplated use of leverage, it may seek to hedge the interest rate risks associated with the leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of real estate and real estate related companies. There is no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objectives. See “Use of Leverage and Related Risks” and “Interest Rate Transactions.”

The Adviser

Terra Firma Asset Management, LLC (“TFAM” or the “Adviser”) serves as the Fund’s investment manager. TFAM is located at 1160 Battery Street, Suite 100 East, San Francisco, CA 94111. See “Management of the Fund.” As of March 24, 2026, TFAM and its affiliates had $50 million in assets under advisement and continues its asset management history that began in December 2019.

The Administrator

TFAM, located at 1160 Battery Street, Suite 100 East, San Francisco, CA 94111, serves as administrator to the Fund. Under the administration agreement, TFAM is generally responsible for managing the administrative affairs of the Fund.

During periods when the Fund is using leverage, the fee paid to TFAM (for various services) will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. For the purpose of calculating Managed Assets, derivatives are valued at their market value. See “Management of the Fund — The Administrator.”

The Advisor may in the future engage a sub-administrator of the Fund who will be paid by TFAM out of the fees it receives as the Fund’s administrator.

Distributions

The Fund intends to distribute its net investment income on a monthly basis. The Fund intends to distribute at least annually, all of its realized net long- and short-term capital gains, if any. Both monthly and annual distributions to Common Shareholders will be made only after paying any accrued interest and other fees or expenses under the credit facilities and other borrowing arrangements, and making any required payments on any other outstanding leverage.

Over time, all the net investment income of the Fund will be distributed. That income generally will consist of all dividends earned and interest income accrued on portfolio assets and any income from other investments held by the Fund less all expenses of the Fund, which will be accrued each day.

In addition, the Fund currently expects that a portion of the cash flow it receives its investments that is initially characterized as “dividends” will later be recharacterized by applicable companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Common Shareholders may have to be subsequently recharacterized as a return of capital for tax purposes.

To maintain more stable monthly distributions, the Fund may include a return of capital as part of the distributions or may distribute less than the entire amount of its net investment income earned in a particular period (the “Level-Rate Distribution Policy”). A return of capital is a distribution by the Fund that exceeds the Fund’s current and accumulated earnings and profits and which represents a return of a Common Shareholder’s original investment. To the extent a distribution paid by the Fund represents a return of capital, a Common Shareholder’s cost basis in Fund shares will be reduced, which will increase a capital gain or reduce a capital loss upon sale of those shares. The undistributed net investment income may be available to supplement future distributions. Therefore, the distributions the Fund pays for any particular monthly period may be more or less than the amount of net investment income it actually earns during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each monthly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

While the Fund intends to pay a level distribution, investors should understand that there is no assurance that it will always be able to pay a distribution, that the distribution will be of any particular size, or that distributions will consist solely of net investment income and net realized capital gains.

The Fund may seek exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to pay long-term capital gain more frequently than is currently allowed under the 1940 Act. This would allow the Fund to adopt a managed distribution policy (“Managed Distribution Policy”). Pursuant to a Managed Distribution Policy, the Fund could make regular cash distributions to Common Shareholders, at a fixed rate per Common Share or at a fixed percentage of its NAV per share, that may include periodic distributions of net long- and short-term capital gains or, in certain instances, return of capital.

If the Board determines to pursue, obtain and rely on any such exemptive relief, the Fund may receive and, thereafter, adopt a Managed Distribution Policy, the Fund would terminate its Level-Rate Distribution Policy.

The distribution rate that the Fund expects to pay on its Common Shares and its ability to satisfy its Level-Rate Distribution Policy will depend on a number of factors, including the amount and stability of income received from its investments, the availability of capital gains, interest paid on any borrowings and the level of other Fund fees and expenses. As portfolio and market conditions change, the rate of distributions on the Common Shares could be adjusted upward or downward from time to time.

See “Distributions” and “Distribution Reinvestment Plan.”

An investor who acquires Common Shares in an offering issued after the record date for a monthly distribution (if any) to be paid by the Fund will not receive such distribution.

Distribution Reinvestment Plan

Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Distribution Reinvestment Plan. See “Distribution Reinvestment Plan.”

Custodian, Distribution Paying Agent, Transfer Agent and Registrar

[___________] serves as custodian (the “Custodian”) for the Fund. [_______________] serves as Transfer Agent, Distribution Paying Agent and Registrar.

Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their NAV per share. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount, such as tender offers for Common Shares at a percentage of NAV. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV.

Risk Factors

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. The following summarizes some of the risks that you should consider before making an investment in the Fund under any offering. A more detailed description of these and other risks of investing in the Fund are described under “Risk Factors” below. You should carefully consider the following risk factors, as well as the other information in this Prospectus, before making an investment in the Fund under any offer. The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors, including the portfolio manager’s evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the portfolio manager will be successful in his attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors. Information used by the portfolio manager in his assessment of environmental, social and governance factors, like other information used in the security selection process, may not be readily available, complete, or accurate, which could negatively impact the Fund’s performance or create additional risk in the portfolio.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Anti-takeover Provisions Risk. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem any preferred stock and prepay or repay any borrowings outstanding. By resolution of the Board, the Fund intends to opt into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. See “Anti-Takeover Provisions in the Articles of Incorporation and Bylaws” below for additional information.

Artificial Intelligence Risk. The Fund and its service providers, including the Adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Fund may utilize AI in their business activities. While the Adviser may restrict certain uses of AI tools, the Fund and the Adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be unauthorized and subject to potential liability. Rapid technological advancements further complicate risk predictions, and competitors who adopt AI more swiftly may gain a competitive edge. The complexity and opacity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Fund.

Below-Investment Grade Quality Securities Risk. The convertible and non-convertible preferred and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as “Senior Income Securities.” Below-investment grade quality debt securities are commonly referred to as “junk bonds.” Securities that are below-investment grade quality involve greater risks than investment grade securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, and may be difficult to sell at the time and price the Fund desires. Below-investment grade securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to repay principal/liquidation preference and pay interest/dividends and carry a greater risk that the issuer of such securities will default in the timely payment of principal/liquidation preference and interest/dividends. Issuers of securities that are in default or have defaulted may fail to resume principal/liquidation preference or interest/dividend payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade securities, and the overreliance on credit ratings may present additional risks.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, which may happen for a number of reasons, such as declining interest rates or changes in credit spreads, the issuer can opt to repay the obligation underlying a “callable security” early. When this occurs, the Fund may have to reinvest the proceeds in an investment offering a lower yield or with a higher risk of default and may not realize the full anticipated benefit from such investment.

Closed-End Fund Risk. The Fund is a diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. The Fund’s Common Shares may trade at a discount to the Fund’s NAV. See “Risk Factors — Market Premium/Discount Risk.”

Conflicts of Interest Risk. The Adviser’s management fees are based on Managed Assets. Consequently, the Adviser will benefit from an increase in the Fund’s Managed Assets resulting from an offering. In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or the portfolio manager of the Fund could benefit indirectly from an offering because of such affiliations.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Common Shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. See “Distributions.”

Dividend Risk. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may fall.

Foreign Securities Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to Common Shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s distribution rate and NAV will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See “Interest Rate Transactions.”

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s NAV, market price, and distribution rate. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common stock net income, but there is no assurance that the Fund’s leveraging strategy will be successful or that the use of leverage will result in a higher yield on the Fund’s shares of common stock. Leverage may also increase the Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund, contractual or regulatory limits. The Fund’s use of leverage may increase operating costs, which may reduce total return. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund intends to invest, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile, which at times can be rapid and unpredictable, and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector, during market downturns, by adverse publicity and investor perceptions, by interest rate changes and by government regulation.

Market Premium/Discount Risk. The market price of the Fund’s Common Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Adviser cannot predict whether shares will trade below, at or above their NAV because the shares trade on the secondary market at market prices and not at NAV. Because the market price of the Fund’s Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Common Shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

No Operating History. The Fund is a newly-organized, diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. See “Risk Factors-No Operating History.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Adviser or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund intends to invest are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with the trade and security agreement between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of such regulations is not currently known and certain changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty on their impact to the Fund.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Regulated Investment Company Status. The Fund intends to qualify, and thereafter intends to remain qualified, for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution, income source, and asset diversification requirements. Each of the aforementioned ongoing requirements for the Fund’s qualification as a RIC requires that the Fund obtain information from or about the underlying investments in which it invests, and the Fund may have difficulty complying with these requirements. In particular, if the Fund has equity investments in underlying funds, portfolio companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those portfolio companies or other vehicles that are taken into account in determining the Fund’s compliance with the income source and asset diversification requirements. If the Fund does not receive sufficient information from such investments, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income. If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to U.S. federal corporate income tax (and any applicable U.S. state and local taxes), which could substantially reduce its net assets, the amount of income available for distribution and the amount of the Fund’s distributions, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions. See “Tax Matters” for a more general discussion of these and other U.S. federal income tax considerations.

REITs, Other Real Estate Companies, and Real Estate Related Companies Risk. REITs, other real estate companies, and real estate related company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in particular real estate sectors; fluctuations in rental income; lack of availability of mortgage funds or other financing; extended vacancies of properties, especially during economic downturns; changes in tax, accounting, and regulatory requirements; losses due to environmental liabilities; casualty or condemnation losses; changing social trends regarding working arrangements; or other economic, social, political, or regulatory matters affecting the real estate industry. REITs, other real estate companies, and real estate related companies may be dependent upon the skills and creditworthiness of their managers or operators, subject to heavy cash-flow dependency or self-liquidation, and may be less diversified than other companies. Regardless of where a REIT, other real estate company, or real estate related company is organized or traded, its performance may be affected significantly by events in the region where its properties or principal operations are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” treatment of distributed net investment income and net realized gains under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT, other real estate companies, or real estate related company equity securities may decline when interest rates rise. During periods of rising interest rates, REITs, other real estate companies, or real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. REITs, other real estate companies, and real estate related company securities tend to be small- to mid-cap securities and are subject to the risks associated with investing in small- to mid-cap companies.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events. Rather, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of the Advisor’s Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a particular transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required , cash or assets determined to be liquid by TFAM in such amount are designated or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in designated assets determined to be liquid by the Sub-Adviser as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase put options and write covered put options. A put option written by the Fund on a security is “covered” if the Fund designates or earmarks assets determined to be liquid by the Adviser to be equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in designated or earmarked assets determined to be liquid by TFAM. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. See “Risk Factors—Risks Associated with the Fund’s Covered Call Option Strategy and Put Options.”

Sector Risk. Although the Fund will not invest in real estate directly, because it concentrates its assets in the real estate industry your investment in the Fund will be closely linked to the performance of the real estate markets and the value of the Fund’s Common Shares may change at different rates compared to the value of shares of a fund with investments in a mix of different sectors or industries.

The Fund may at times emphasize particular sub-sectors of the real estate business—for example, apartments, regional malls, offices, energy and infrastructure, industrial, gaming and lodging, homebuilding, real estate services and technology companies servicing these sectors. As such, the Fund’s performance would be especially sensitive to developments that significantly affect those businesses, which can be impacted by legislative or regulatory changes, adverse market conditions and/or increased.

Individual sectors or sub-sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector or sub-sector may all react in the same way to economic, political or regulatory events.

Stockholder Activism Risk. Stockholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Stockholder activism arises in a variety of situations and has been increasing in the closed-end fund space recently, including litigation challenging closed-end fund defenses. Due to the potential volatility of the Fund’s Common Shares market price and for a variety of other reasons, the Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert the Adviser’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism. Stockholder activists seek short-term actions that can increase Fund costs per share and be detrimental to other stockholders.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund intends to use pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand the fees and expenses that you, as an investor in the Fund would bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues [  ] Common Shares (representing an aggregate public offering price of $[  ]) and incurs leverage representing approximately 20% of its Managed Assets. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown below and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues fewer than [  ] Common Shares. The following table shows estimated Fund expenses as a percentage of average net assets attributable to Common Shares, and not as a percentage of Managed Assets. See “Management of the Fund.”

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(2)	0.50%
Dividend Reinvestment Plan fees(3)	0.10%

Estimated Annual Expenses	Percentage of Average Net Assets Attributable to Common Shares
Management fee(4)	1.00%
Interest expense(5)	2.50%
Other expenses(6)	0.20%
Acquired fund fees and expenses(7)	0.25%
Total annual expenses	3.95%

(1)	The Fund has agreed to pay the underwriters $[ ] per Common Share as a partial reimbursement of expenses incurred in connection with this offering. This amount is not reflect under sales load in the table above. See "Underwriting."

(2)	The Fund will pay its formation and offering costs (other than the sales load). The aggregate offering costs (other than the sales load) to be paid by the Fund currently are estimated to be $[ ]. See "Use of Proceeds."

(3)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The Fund is expected to pay an advisory fee to the Adviser in an annual amount equal to [ ]% of the Fund’s average daily Managed Assets. The fee shown above assumes the Fund’s use of Financial Leverage in an amount equal to 20% of the Fund’s Managed Assets.

(5)	Assumes the Fund uses Financial Leverage in an amount equal to 20% of the Fund’s Managed Assets at an estimated annual interest rate cost to the Fund of [ ]%. The Fund is expected to enter into one or more credit facilities. The cost of Financial Leverage, including the portion of the advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, is borne by Common Shareholders. The actual amount of interest payments on borrowed funds and interest expense on reverse repurchase agreements borne by the Fund will vary over time in accordance with the level of the Fund’s use of borrowed funds and reverse repurchase agreements and variations in market interest rates.

(6)	Other Expenses are estimated for the current fiscal year. Assumes the use of Financial Leverage representing 20% of the Fund’s Managed Assets. The Fund intends to enter into one or more credit facilities within twelve months after the completion of this offering.

(7)	Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses set forth above; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:

1 Year	3 Year	5 Year	10 Year
$39	$115	$194	$394

The example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s distribution reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distribution Reinvestment Plan.” The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.

THE FUND

The Fund is a Maryland corporation and a newly-organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund contemplates utilizing leverage through one or more credit facilities with a national bank, margin facilities secured by its portfolio securities, reverse repurchase agreements and the issuance of preferred stock. The Fund was incorporated in the State of Maryland on April [__], 2026.

The Fund’s investment objective is current income and capital appreciation. This investment objective is fundamental and cannot be changed without Common Shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund’s Adviser is TFAM. TFAM is located at 1160 Battery Street, Suite 100 East, San Francisco, CA 94111. See “Management of the Fund.” As of March 24, 2026, TFAM and its affiliates had $50 million in assets under advisement and continues its asset management history that began in December 2019.

THE OFFERING

The Fund is offering [  ] Common Shares at [$ ] per share through a group of underwriters (the “Underwriters”) led by [  ]. You must purchase at least [100] Common Shares ($[  ]) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [  ] additional Common Shares within [  ] days of the date of this Prospectus solely to cover over-allotments, if any. See “Underwriters.” The Fund has agreed to pay the underwriters $[  ] per Common Share as a partial reimbursement of expenses incurred in connection with this offering. The Fund will pay its formation and offering costs (other than the sales load). The aggregate offering costs (other than the sales load) to be paid by the Fund currently are estimated to be $[  ].

USE OF PROCEEDS

The Fund intends to invest the net proceeds of this offering of Common Shares in accordance with its investment objective and policies as set forth herein. It is currently anticipated that the Fund shall be able to invest substantially all of the net proceeds of this offering of Common Shares in accordance with its investment objective and policies, within three months after the completion of this offering. Pending such investment, it is anticipated that the net proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the net proceeds of this offering for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intention to issue Common Shares primarily for this purpose. A portion of the cash held by the Fund will be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital, which is in effect a partial return of the amount a Common Shareholder invested in the Fund. Common Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net investment income or profit when they are not. The Fund’s distributions may be greater than the Fund’s net investment income or profit.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective is current income and capital appreciation. This investment objective is fundamental and cannot be changed without Common Shareholder approval. There is no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund intends to invest from time to time 60-100% of its total assets in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by real estate and real estate related companies, including real estate investment trusts (“REITs”). The Fund defines real estate and real estate related companies as REITs; companies engaged in the operation and servicing of real estate and real estate related assets; companies involved in data centers, cell towers, hotels, gaming, lodging, and homebuilding; and related technology and growth companies. The Fund will not change its strategy of investing at least 50% of its net assets in securities issued by real estate and real estate related companies without providing Common Shareholders at least 60 days’ notice.

Under normal market conditions, the Fund may invest from time to time 40% to 70% of its total assets in income-producing equity securities issued by REITs. The Fund anticipates that its investments in REITs will consist primarily of equity REITs. The Fund may invest from time to time up to 30% of its total assets in any combination of mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The Fund may invest in both publicly and privately traded REITs. When investing in equity securities, the Fund may invest in entities of any market capitalization.

Under normal market conditions, the Fund may invest from time to time 10% to 30% of its total assets in debt securities of any credit quality (including convertible and non-convertible debt securities), such as debt securities issued by real estate and real estate related companies and U.S. government obligations, 10% of its total assets in other common equity securities, and 10% to 30% of its total assets in preferred equity securities. The Fund will not invest more than 20% of its total assets in the securities of any one issuer. At least 90% of the Fund’s total assets will be invested in U.S. dollar-denominated securities of issuers located in the United States. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries.

The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not concentrating in any other industry. This policy cannot be changed without Common Shareholder approval.

The Fund contemplates the use of leverage to pursue its investment objectives. The Fund contemplates the use of leverage through one or more credit facilities from a national bank, margin facilities secured by its portfolio securities, reverse repurchase agreements and the issuance of preferred stock, facility and may borrow money or use a variety of additional strategies to increase funds available for investment. Under the 1940 Act, the Fund is permitted to borrow or issue debt up to 33 1/3% of its total Managed Assets or borrow equity securities (e.g., preferred shares) up to 50% of its total Managed Assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

In connection with the Fund’s contemplated use of leverage, the Fund may seek to hedge the interest rate risks associated with leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of real estate and real estate related companies. There is no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objectives.

As part of his fundamental investment analysis the Fund’s portfolio manager shall consider financially material environmental, social and governance factors they believe are financially material to individual investments, where applicable, as described in this paragraph. While this analysis is inherently subjective and may be informed by both internally generated and third-party metrics, data and other information, the portfolio manager believes that the consideration of financially material environmental, social and governance factors, alongside traditional financial metrics, may enhance the Fund’s overall investment process. The consideration of environmental, social and governance factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of environmental, social and governance factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

Temporary Investments. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. In addition, the Fund may engage in active and frequent trading, including during periods when the Fund needs to reduce leverage quickly and during periods of extreme market volatility. The Fund may not achieve its investment objectives under these circumstances.

PORTFOLIO COMPOSITION

The Fund may engage in certain practices and invest in certain securities in addition to those described in the “Investment Objectives and Policies” section above. The following provides further descriptions of certain investments that the Fund may make and are not intended to be an exhaustive discussion of the Fund’s investments. For additional information on the types of investments the Fund may make, please see the Statement of Additional Information.

Common Equity Securities and Covered Call Option Strategy. Common equity securities are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common equity securities usually carry with them the right to vote and frequently an exclusive right to do so. As part of its strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options and may, from time to time, buy put options or sell covered put options on individual common equity securities. In addition to its Covered Call Option Strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities. This Covered Call Option Strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. A substantial portion of the options written by the Fund may be over-the-counter options (“OTC options”). Under current market conditions, the Fund intends to implement its covered call writing strategy primarily by investing in ETFs which provide exposure to common equity securities and writing covered call options on those ETFs. For additional information on the Fund’s Covered Call Option Strategy, please see “Portfolio Composition - Options.”

Preferred Securities. Shares of preferred stock are equity securities, but they have many characteristics of debt securities, such as a fixed dividend payment rate and a liquidation preference over the issuer’s common stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred stockholders may have certain rights if dividends are not paid, but generally have no legal recourse against the issuer. Stockholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Because shares of preferred stock are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the debt securities in which the Fund invests.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Debt Securities.

Debt Securities of Real Estate Companies. Debt securities in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. The debt securities in which the Fund invests may bear interest at fixed rates or variable rates of interest and may involve equity features such as contingent interest or participation based on revenues, rents or profits. The prices of debt securities generally vary inversely with interest rates.

U.S. Government Obligations. Obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value” and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as “interest rate risk.”

Below-Investment Grade Quality Securities. The preferred securities and the convertible and non-convertible preferred and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as “Senior Income Securities.” The Fund may invest in Senior Income Securities that are below-investment grade quality, including unrated securities determined by TFAM to be of comparable quality. If one rating agency assigns an investment grade rating and another rating agency assigns a below-investment grade rating to the same Senior Income Security, TFAM will determine which rating it considers more appropriate and categorize the Senior Income. Security accordingly. Below-investment grade quality Senior Income Securities are those that have received ratings lower than BBB- by S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”) or lower than Baa3 by Moody’s Investor Service, Inc. (“Moody’s”) and unrated securities determined by TFAM to be of comparable quality. Below-investment grade quality debt securities are commonly referred to as “junk bonds.” The Fund will not invest in below-investment grade quality Senior Income Securities if, as a result of such investment, more than 25% of the Fund’s total assets would be invested in such securities. If a downgrade of one or more investment grade quality Senior Income Securities causes the Fund to exceed this 25% limit, the Fund’s portfolio manager will determine, in his discretion, whether to sell any below-investment grade quality Senior Income Securities to reduce the percentage to below 25% of the Fund’s total assets. It is possible, therefore, that the value of below-investment grade quality Senior Income Securities could exceed 25% of the Fund’s total assets for an indefinite period of time. TFAM will monitor the credit quality of the Fund’s Senior Income Securities.

Securities that are below-investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The Fund may only invest in below-investment grade quality securities that are rated CCC or higher by S&P, Caa or higher by Moody’s or CCC or higher by Fitch, or are unrated but determined to be of comparable quality by TFAM. The issuers of these securities are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make repayments of principal/liquidation preference and payments of interest/dividends. Such issues may be in default or there may be present elements of danger with respect to principal/liquidation preference or interest/dividends. The Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix A of the Statement of Additional Information.

Foreign Securities. At least 90% of the Fund’s total assets will be invested in U.S. dollar-denominated securities of issuers located in the United States. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in countries considered by TFAM to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. The Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities.

Options. As part of its strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options on securities held in the Fund's portfolio (the "Covered Call Option Strategy") and may, from time to time, buy put options or sell covered put options on individual common equity securities. In addition to its Covered Call Option Strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities. This Covered Call Option Strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will generally [be short-term capital gains] which, for U.S. federal income tax purposes, will constitute net investment company taxable income. See “Tax Matters” for a more general discussion of these and other U.S. federal income tax considerations.

The Covered Call Option Strategy will seek to follow a dynamic rules-based methodology to write call options that broadly diversified exposure to the equity markets, either through options on instruments that replicate the economic characteristics of broadly diversified exposure to the equity markets, including ETFs or other investment funds that track equity market indices, or through options on individual common stocks along with other securities and instruments.

The Covered Call Option Strategy typically utilizes at- or out-of-the money one-month options, although options of any strike price or maturity may be utilized. The extent of the Covered Call Option Strategy’s use of written call options is expected to vary over time based on the Fund’s assessment of market conditions and other factors (such that the value of the underlying instruments may range from 0% to 100% of net equity assets). To the extent used, the Covered Call Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund's shareholders and to limit overall portfolio risk. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

As part of its strategy, the Fund may not sell “naked” call options on individual securities (i.e., options representing more shares of the stock than are held in the portfolio). A call option written by the Fund on a security is “covered” if the Fund owns the security or instrument underlying the call or has an absolute and immediate right to acquire that security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or assets determined to be liquid by the Adviser in such amount are designated or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in designated assets determined to be liquid by the Adviser as described above.

Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at a specified time or times during the term of the option. Investing in put options may produce a considerably higher return than the Fund’s primary strategy of covered call writing but involve a higher degree of risk and potential volatility.

The Fund will write (sell) put options on individual securities only if the put option is “covered.” A put option written by the Fund on a security is “covered” if the Fund designates or earmarks assets determined to be liquid by the Adviser to be equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in designated or earmarked assets determined to be liquid by the Adviser.

The Fund may sell put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price

Illiquid Securities. Substantially all of the equity securities of real estate and real estate related companies in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter markets. The Fund may, however, invest in illiquid securities (i.e., securities that are not readily marketable). Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered or other restricted securities, including privately-traded REITs, and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the Securities Act of 1933, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Adviser determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.

Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable investment period following the completion of any offering, during any wind-down period, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments or bonds or other debt securities. Doing so may help the Fund avoid losses, but may mean lost opportunities for the Fund to achieve its investment objectives. A reasonable investment period following any offering generally would not exceed three months.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the management fees and other operating expenses of such fund.

Securities Lending. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. The Adviser believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. The Fund may loan securities through third parties not affiliated with TFAM that would act as agent to lend securities to principal borrowers.

Portfolio Turnover. The Fund may engage in portfolio trading when the Adviser considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund’s realization of net short-term capital gains that, when distributed to Common Shareholders, will be taxable as ordinary income. See “Tax Matters.”

Temporary Investments. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. The Fund may not achieve its investment objectives under these circumstances.

USE OF LEVERAGE AND RELATED RISKS

The Fund intends to utilize leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund’s investment objectives and primary investment strategy). The Fund expects to use various forms of leverage after it begins investment operations, although there can be no assurance that the Fund will continue to engage in any leveraging techniques. The Fund contemplates the use of leverage through borrowings under one or more credit facilities from a national bank, which TFAM expects would include a related security agreement, margin facilities secured by its portfolio securities, reverse repurchase agreements and the issuance of preferred stock. The Fund’s total leverage ratio through borrowings under the contemplated credit facilities is not expected to exceed 20% of Managed Assets.

The Fund may not declare dividends or make other distributions on Common Shares or purchase any such Common Shares if, at the time of the declaration, distribution or purchase, certain asset coverage requirements with respect to outstanding borrowings are not met. The Advisor expects that the credit facilities will include customary provisions regarding requirements to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default, and indemnification of the bank against liabilities it may incur in connection with the credit facilities. The Advisor expects that the credit facilities will also include customary covenants that, among other things, limit the Fund’s ability to incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act.

There can be no assurance that the Fund will not replace or refinance the contemplated credit facilities or other borrowing arrangements with one or more leverage facilities having substantially different terms or with other forms of leverage, such as margin facilities secured by its portfolio securities, reverse repurchase agreements or preferred stock.

Loans under a margin facility typically require interest payments based on short-term interest rates. The proceeds of loans would be used to buy portfolio securities that the portfolio manager believes will pay distributions or make interest payments at rates that are typically, although not always, higher than such short-term interest rates. Real estate company distributions, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, distributions rates on real estate company securities may rise so that the amount of interest to be paid on loans under a margin facility exceeds the income from the portfolio securities. Because income from the Fund’s entire investment portfolio would be available to pay interest on borrowings, however, interest payments would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay interest on its loans would be jeopardized. The Fund may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

The Fund is permitted to obtain leverage using any form or combination of leverage instruments, including the contemplated credit facilities and derivative instruments discussed above and through the issuance of preferred stock or notes. Subject to prevailing market conditions, the Fund currently intends to use leveraging instruments to maintain leverage on its portfolio representing up to approximately 33 1/3% of the Fund’s total Managed Assets, the maximum amount of leverage representing indebtedness allowable under the 1940 Act. The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, must comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk. Rule 18f-4 permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act.

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. For example, in declining markets, the use of leverage may increase the Fund’s losses. There is a risk that fluctuations in the interest rates paid on borrowings or dividends or interest rates paid on other forms of leverage that the Fund enters into may adversely affect the return to the holders of the Common Shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and, therefore, the amount available for distribution to Common Shareholders will be reduced. The Fund in its reasonable judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Fund and indirectly by the Fund’s Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV to a greater extent than if the Fund were not leveraged. The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the management fees paid will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from leverage.

Leverage creates an opportunity for a greater return per Common Share, but at the same time it is a speculative technique that will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage exceeds the cost of such leverage, the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming that leverage will represent approximately 20% of the Fund’s Managed Assets and that the Fund will bear expenses relating to that leverage at an average annual rate of [___]%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed [___]% in order to cover the expenses specifically related to the Fund’s use of leverage. These numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on Common Shares total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes that the Fund utilizes leverage representing 20% of Managed Assets, including the assets subject to, and obtained with the proceeds of, one or more credit facilities, with an estimated annual interest rate of [  ]%.

Assumed portfolio total return (net of expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share total return	-12.00%	-6.00%	0.00%	6.00%	12.00%

Common Shares total return is composed of two elements: the Common Shares distributions paid by the Fund; and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

In addition to leverage for investment purposes, the Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund investments.

INTEREST RATE TRANSACTIONS

The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in underlying investments and capital structure.

Swaps and Caps

In connection with the Fund’s contemplated use of leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s leverage.

Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund may use interest rate swaps or caps to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Shares net earnings as a result of leverage.

The Fund intends to typically enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and, thus, could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Shares net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Shares net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that TFAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, TFAM will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in an effort proactively to protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

At any time preferred stock or borrowings are outstanding, the Fund may choose or be required to redeem some or all preferred stock or prepay borrowings. Such a redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

RISK FACTORS

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. The following summarizes some of the risks that you should consider before making an investment in the Fund under any offering. You should carefully consider the following risk factors, as well as the other information in this Prospectus, before making an investment in the Fund under any offer. The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors, including the portfolio manager’s evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the portfolio manager will be successful in his attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and financially material environmental, social and governance factors. Information used by the portfolio manager in his assessment of environmental, social and governance factors, like other information used in his security selection process, may not be readily available, complete, or accurate, which could negatively impact the Fund’s performance or create additional risk in the portfolio.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Artificial Intelligence Risk.

The Fund and its service providers, including the Adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Fund may utilize AI in their business activities. While the Adviser may restrict certain uses of AI tools, the Fund and the Adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be unauthorized and subject to potential liability. Rapid technological advancements further complicate risk predictions, and competitors who adopt AI more swiftly may gain a competitive edge. The complexity and opacity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Fund.

Anti-takeover Provisions Risk

The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem any preferred stock and prepay or repay any borrowings outstanding. By resolution of the Board, the Fund contemplates opting into the Maryland Control Share Acquisition Act (“MCSAA”) and the Maryland Business Combination Act. In general, the MCSAA provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by Common Shareholders at a special meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or by directors who are employees of the corporation).

In general, the Maryland Business Combination Act prohibits an interested Common Shareholder (a Common Shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination with the corporation for a period of five years after the most recent date on which the interested Common Shareholder became an interested Common Shareholder. Such provisions may limit the ability of Common Shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions would be sufficient to deter investors that seek to obtain control of the Fund or otherwise cause the Fund to take actions that may not be aligned with the interests of other Common Shareholders. See “Anti-Takeover Provisions in the Articles of Incorporation and Bylaws” for additional information, including relating to litigation.

Below-Investment Grade Quality Securities Risk

The convertible and non-convertible preferred and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as “Senior Income Securities.” Below-investment grade quality debt securities are commonly referred to as “junk bonds.” Securities that are below-investment grade quality involve greater risks than investment grade securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest or dividends and repay principal or liquidation preference. Below-investment grade securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to repay principal/ liquidation preference and pay interest/dividends and carry a greater risk that the issuer of such securities will default in the timely payment of principal/liquidation preference and interest/dividends. Below-investment grade quality securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal/liquidation preference or interest/dividend payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund Common Shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities or unrated securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Call Risk

Upon the issuer’s desire to call a security, or under other circumstances where a security is called, which may happen for a number of reasons, such as declining interest rates or changes in credit spreads, the issuer can opt to repay the obligation underlying a “callable security” early. When this occurs, the Fund may have to reinvest the proceeds in an investment offering a lower yield, with a higher risk of default, or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not realize the full anticipated benefit from such investment. The likelihood of a call also may impact the price of a security.

Closed-end Fund Risk

The Fund is a diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. The Fund’s Common Shares may trade at a discount to the Fund’s NAV. See “Market Premium/Discount Risk.”

Conflicts of Interest Risk

The Adviser’s management fees are based on Managed Assets. Consequently, the Adviser will benefit from an increase in the Fund’s Managed Assets resulting from an offering. In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or the portfolio manager of the Fund could benefit indirectly from an offering because of such affiliations.

Convertible Securities Risk

The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities involve greater risks than investment grade debt securities, Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities.

Credit Risk

Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit qualify or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Currency Risk

Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perceptions of a country’s economy and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities, such as the International Monetary Fund; or by currency controls or political or regulatory developments in the U.S. or abroad. Currency markets may be less regulated than securities markets, may be riskier than other types of investments, and may increase the volatility of the Fund. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Distributions Risk

There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Common Shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to Common Shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without Common Shareholder approval. See “Distributions.”

Dividend Risk

Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Changes in a company’s dividend policies, either a reduction or elimination, may cause the Fund to receive less income and may negatively impact that company’s securities. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may be impacted. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. During a broad market advance, securities that pay dividends may not appreciate as much as securities that do not pay dividends.

Foreign Securities Risk

Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover Risk

The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to Common Shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk

The Fund’s distribution rate and NAV will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities or income-oriented equity securities that pay dividends, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rate changes can be sudden and unpredictable and may be made in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, perceptions of risk and other factors. A changing interest rate environment increases certain risks, including the potential for periods of volatility. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Interest Rate Transactions Risks

The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See “Interest Rate Transactions.”

Issuer-Specific Risk

An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, perceived poor management performance, or changes in economic or political conditions or in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk

Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives, securities lending and borrowing may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses or magnify the risks of other portfolio investments. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the interest and other costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund uses leverage or utilizes certain of these practices, it may need to dispose of some of its holdings at unfavorable times or prices in order to satisfy regulatory or other requirements.

In connection with the Fund’s use of leverage through one or more of its contemplated credit facilities or margin facilities secured by its portfolio securities, the Fund may seek to hedge the interest rate risks associated with leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of real estate company securities. There is no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objectives. See “Use of Leverage and Related Risks.”

Liquidity Risk

From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of any investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility, adverse investor perception, economic uncertainty or changes in interest rates. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time, which can be extensive. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Market Capitalization Risk

To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. As such, the return on investment in securities of large-cap companies may be less than the return on investment in securities of small- and/or mid-cap companies. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of small- and mid-cap companies are may fluctuate more widely in price than the market as a whole, which at times can be rapid and unpredictable, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector, during market downturns, by adverse publicity and investor perceptions, by interest rate changes and by government regulation. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.

Market Premium/Discount Risk

The market price of the Fund’s Common Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Adviser cannot predict whether shares will trade below, at or above their NAV because the shares trade on the secondary market at market prices and not at NAV. Because the market price of the Fund’s Common Shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Common Shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.

Market Volatility Risk

Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods and may not have the same impact on all types of securities and instruments. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

No Operating History

The Fund is a newly-organized, diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.

Operational and Cybersecurity Risk

The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks (e.g. malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its Common Shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its Common Shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Adviser has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Adviser or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund intends to invest are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Preferred Securities Risk

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Preferred securities generally are subordinated to debt securities in an issuer’s capital structure, subjecting them to a greater risk of non-payment than those more senior securities. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For these reasons, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks, and there is a risk an issuer of preferred securities may call or redeem prior to any stated maturity.

Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer, may suffer a loss of value if distributions are not paid, and may be required to report the deferred distribution on its tax returns, even though it may not have received any cash. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Recent Market Conditions

Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with the trade and security agreement between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Regulators in the U.S. adopted a number of changes to regulations involving the markets and issuers, some of which implicates the Fund. The full effect of such regulations is not currently known and certain changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

REITs, Other Real Estate Companies and Real Estate Related Companies Risk.

REITs, other real estate companies, and real estate related company securities (collectively, “real estate related securities”) are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or other financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; casualty or condemnation losses; changing social trends regarding working arrangements; or other economic, social, political, or regulatory matters affecting the real estate industry.

REITs, other real estate companies, and real estate related companies are subject to physical risks to real property, including weather events, natural disasters, terrorist attacks, war, or other events that damage or destroy real property. These companies may also be dependent upon the skills of their managers, subject to heavy cash flow dependency or self-liquidation, and may be less diversified than other companies.

In addition, to the extent the Fund holds interests in REITs, other real estate companies, or real estate related companies, investors in the Fund may bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT, other real estate company, or real estate related company level).

Regardless of where a REIT, other real estate company, or real estate related company is organized or traded, its performance may be affected significantly by events in the region where its properties or principal operations are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” treatment under the Code or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The Code generally allows individuals and certain other non-corporate entities a deduction for 20% of qualified REIT dividends, and regulations provide that a regulated investment company can pass through the character of its qualified REIT dividends to its shareholders for purposes of this deduction.

While certain of these risk factors may affect only one or a few real estate sectors at a time, others may affect the real estate industry broadly. For example, the value of real estate related securities may decline when interest rates rise. During periods of high interest rates, REITs, other real estate companies, and real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also make financing for property acquisitions, development, and improvements more costly and difficult to obtain.

Most equity REITs receive income primarily from property rentals, which, after covering expenses, they distribute to shareholders. Equity REITs may be affected by changes in the value of the properties they own, while mortgage REITs may be affected by the quality of the credit they extend or the mortgages they acquire. Other real estate companies and real estate related companies may be affected by similar factors depending on the nature of their operations, asset base, and exposure to real estate markets.

REITs, other real estate companies, and real estate related company securities tend to be small- to mid-cap securities and are subject to the risks associated with investing in small- to mid-cap companies. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.

Regulated Investment Company Status

The Fund intends to qualify and remain qualified, for federal income tax purposes as a RIC under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution, income source, and asset diversification requirements. Each of the aforementioned ongoing requirements for the Fund’s qualification as a RIC requires that the Fund obtain information from or about the underlying investments in which it invests, and the Fund may have difficulty complying with these requirements. In particular, if the Fund has equity investments in underlying funds, portfolio companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those portfolio companies or other vehicles that are taken into account in determining the Fund’s compliance with the income source and asset diversification requirements. If the Fund does not receive sufficient information from such investments, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to U.S. federal corporate income taxes (and any applicable U.S. state and local taxes), which could substantially reduce its net assets, the amount of income available for distribution and the amount of the Fund’s distributions, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions. See “Tax Matters” for a more general discussion of these and other federal income tax considerations.

Risks of Securities Linked to the Real Estate Market

The Fund intends to invest in real estate indirectly through securities issued by real estate companies, including REITs. Because of the Fund’s policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include, but are not limited to:

•	declines in the value of real estate;

•	general and local economic conditions;

•	unavailability of mortgage funds or financing;

•	overbuilding;

•	extended vacancies of properties;

•	lower occupancy rates and reduced demand for commercial and certain residential real estate, including as a result of “work-from-home” and hybrid work environment trends following the COVID-19 pandemic;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to environmental liabilities;

•	limitations on, or unavailability of, insurance on economic terms;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	social unrest and civil disturbances, epidemics, pandemics or other public crises;

•	changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and

•	changes in interest rates.

As a result of these factors, the net asset value of the Fund may change at different rates compared to the net asset value of a registered investment company with investments in a mix of different industries. The performance of the Fund will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

Real property investments are subject to varying types and degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.

If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by mortgagors or other borrowers and tenants.

The performance of the economy in each of the regions in which the real estate owned by a real estate company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate investments may be illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions may be limited. A real estate company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the real estate companies are investing.

Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/ or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market interest rates could also have an adverse effect on retail properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel and Gaming Properties. The risks of hotel and gaming properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures, equipment, and gaming infrastructure updated; competition from other hotels, resorts, and gaming facilities; increases in operating costs (which increases may not necessarily be offset in the future by increased room rates or gaming revenues); dependence on business and commercial travelers, tourism, and discretionary consumer spending (which may be adversely affected by terrorist activities or other events); increases in fuel costs and other expenses of travel; changes to regulations governing operations, gaming, liquor, and other licenses; and adverse effects of general and local economic conditions. Because hotel rooms and gaming facilities are generally dependent on short term customer demand, hotel and gaming properties tend to be more sensitive to adverse economic conditions, competition, and changes in consumer preferences than many other commercial properties. Gaming properties, in particular, may be subject to heightened regulatory oversight, licensing requirements, and suitability standards applicable to owners, operators, and key personnel, and may be adversely affected by changes in gaming laws, tax regimes, or enforcement practices. Hotel and gaming properties may be operated pursuant to franchise, management, operating, or lease agreements that may be terminable by the franchisor, manager, operator, or lessee. Hotel and gaming properties may be adversely affected by an economic decline in the business of the franchisor, manager, operator, or lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel or gaming property following a foreclosure or other change in ownership. Hotel and gaming properties may also be adversely affected by the bankruptcy or insolvency of their tenants or operators.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis; (4) deterioration, including bankruptcy, of tenants; (5) occupancy rates; and (6) the general distress of the healthcare industry.

The aforementioned governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations and administrative and judicial interpretations of existing law. Changes may also be applied retroactively, and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, the presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

Tower Companies. Cell towers and wireless services have seen an increased demand in recent years. However, owners a operators of towers may be subject to, and therefore must comply with, environmental laws that impose strict, joint and several liability for the cleanup of on-site or off-site contamination and related personal injury or property damage.

Data Centers Properties. Data centers facilities house an organization’s most critical and proprietary assets. Therefore, operation of data centers properties depends upon the demand for technology-related real estate and global economic conditions that could adversely affect companies’ abilities to lease, develop or renew leases. Declining real estate valuations and impairment charges could adversely affect earnings and financial condition of data center properties.

Net Lease Properties. Net lease properties require the tenant to pay (in addition to the rent) property taxes, insurance, and maintenance on the property. Tenant’s ability to pay rent, interest rate fluctuations, vacancy, property location, length of the lease are only few of the risks that could affect net lease properties operations.

Real Estate Service and Technology Companies. Companies that provide leasing, management, data, financial, marketing, analytics, data processing, artificial intelligence, development, construction, and other related services are subject to risks associated with both the real estate market and the services or technology businesses in which they operate. These companies may be adversely affected by downturns in real estate markets, reduced transaction volumes, declines in property values, and lower demand for real estate related services. In addition, the Fund may invest in technology and other companies that are significant users or tenants of data centers and other specialized real estate, and adverse financial, operational, or strategic developments affecting such companies may negatively impact the Fund’s investment returns directly and may also reduce demand for, or adversely affect the performance of, real estate service and technology companies. Real estate technology companies may also face risks related to rapid technological change, cybersecurity and data protection, regulatory requirements (including those relating to data privacy and artificial intelligence), and the need for ongoing investment to remain competitive. Increases in operating and compliance costs may not be fully recoverable through increased fees or pricing.

Other factors, including, but not limited to, those listed below, may also contribute to the level of risk of real estate investments.

Insurance Issues. Certain real estate companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in insurance premiums may cause some real estate companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity, hurricanes or other natural disasters for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, hurricane or other natural disaster, even if the real estate company maintains insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Earthquakes, hurricanes and other natural disasters could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund’s investment performance.

Leverage. Real estate companies, including REITs, may be highly leveraged, and financial covenants may affect the ability of those companies to operate effectively. Real estate companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company’s cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a real estate company’s obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the real estate company’s range of operating activity. A real estate company may therefore be prevented from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the real estate company.

Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate company, and, as a result, the amount available to make distributions on its shares could be reduced.

Smaller Companies. Even the larger real estate companies tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s shares, which means that buy and sell transactions in those shares could have a larger impact on the share’s price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, real estate company shares can be more volatile than - and at times will perform differently from - larger company shares such as those found in the Dow Jones Industrial Average.

Tax and Related Issues. The requirements under U.S. federal income tax rules for qualification as a REIT are highly technical and extremely complex, and a REIT’s compliance with these requirements may depend upon factors outside the control of the Fund. Thus, there can be no assurance that any REIT will in fact qualify for taxation as a REIT. It is possible that the Fund may invest in a real estate company that purports to be a REIT but fails to qualify as such under the Code. In the event of any such unexpected failure to qualify as a REIT, the real estate company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. A REIT could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain its exemption from registration under the 1940 Act, either of which could adversely affect its operations. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their stockholders.

Like a regulated investment company, a REIT that satisfies a minimum distribution requirement for a taxable year is not required to pay U.S. federal income tax on its income and realized capital gains for that year that it distributes to its stockholders. See “Tax Matters.” Also like a regulated investment company, a REIT must make annual distributions to avoid a non-deductible 4% U.S. federal excise tax on certain undistributed real estate investment trust taxable income and capital gain net income. REITs generally make distributions to avoid the imposition of U.S. federal income and excise taxes in December each year (or make distributions in January that are treated for U.S. federal income tax purposes as made on the preceding December 31). Those distributions will be included in the Fund’s income and realized gains, respectively (as of the ex-distribution date), even though some part thereof may represent a return of its investment in the distributing REITs’ shares.

Terrorism. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in the nation as a whole, which can adversely affect the value of properties in particular industries, e.g., hotels and retail establishments. Higher insurance costs may adversely affect real estate companies, and certain real estate companies may be unable to obtain certain kinds of insurance.

Risk Management

The Adviser undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While this Prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options

The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is cash or assets determined to be liquid by the Adviser in such amount are designated on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option.

There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase put options and write covered put options. A put option written by the Fund on a security is “covered” if the Fund designates or earmarks assets determined to be liquid by the Adviser to be equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in designated or earmarked assets determined to be liquid by the Adviser, as described above. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Sector Risk

Although the Fund will not invest in real estate directly, because it concentrates its assets in the real estate industry your investment in the Fund will be closely linked to the performance of the real estate markets and the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different sectors or industries.

The Fund may at times emphasize particular sub-sectors of the real estate business—for example, apartments, regional malls, offices, energy and infrastructure, industrial, gaming and lodging, homebuilding, real estate services and technology companies servicing these sectors. As such, the Fund’s performance would be especially sensitive to developments that significantly affect those businesses, which can be impacted by legislative or regulatory changes, adverse market conditions and/or increased competition.

Individual sectors or sub-sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector or sub-sector may all react in the same way to economic, political or regulatory events.

Stockholder Activism Risk

Stockholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board of Directors or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Stockholder activism arises in a variety of situations and has been increasing in the closed-end fund space recently, including litigation challenging closed-end fund defenses. Due to the potential volatility of the Fund’s Common Shares market price and for a variety of other reasons, the Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert the Adviser’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism. Stockholder activists seek short-term actions that can increase Fund costs per share and be detrimental to other stockholders.

Valuation Risk

The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. The value of foreign securities, certain futures and fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The impact of a closed foreign market on the Fund is likely to be greater if a large portion of the Fund’s investments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. The Fund intends to use pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

MANAGEMENT OF THE FUND

Board of Directors

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Board under the laws of the State of Maryland and the 1940 Act.

The Adviser

TFAM provides day-to-day investment management services to the Fund and serves as the Fund’s investment manager. TFAM is located at 1160 Battery Street, Suite 100 East, San Francisco, CA 94111. See “Management of the Fund.” As of March 24, 2026, TFAM and its affiliates had $50 million in assets under advisement and continues its asset management history that began in December 2019.

Management Agreement

The Fund retains TFAM as its investment manager under a Management Agreement. For such investment management services, the Fund pays TFAM a management fee computed at an annual rate of 1.00% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

In addition to the fees of TFAM, the Fund will pay all other costs and expenses of its formation and operations, including compensation of its Directors (other than those affiliated with TFAM), custodial expenses, transfer agency and distribution disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, leveraging expenses, expenses of preparing, printing and distributing the Prospectus, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

During periods when the Fund is using leverage, the fee paid to TFAM (for various services) will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. TFAM will benefit from any offering because its fees are based on the Managed Assets of the Fund. It is not possible to state precisely the amount of additional compensation TFAM will receive as a result of any offering because it is not known how many Common Shares will be subscribed for and because the proceeds of such offering will be invested in additional portfolio securities, which will fluctuate in value.

Portfolio Manager

JAY P. LEUPP has been our Chief Executive Officer, President and the Chairman of our board of directors since inception. Mr. Leupp is the Managing Partner and Founder of TFAM, where he leads the firm’s global real estate securities investment activities. Prior to founding TFAM, Mr. Leupp spent nine years at Lazard Asset Management LLC, where he was a Managing Director, Founder and Senior Portfolio Manager of the Global Real Estate Securities Investment Team. Before joining Lazard Asset Management in 2011, Mr. Leupp was the Chief Executive Officer of Grubb & Ellis Alesco Global Advisors, where he also served as Founder and Senior Portfolio Manager of the firm’s global real estate securities investment platform.

Please see the below for additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of stock of the Fund.

The Administrator

The Fund retains TFAM as its administrator under an Administration Agreement. The Fund pays TFAM an administration fee at the annual rate of [0.00]% of its average daily Managed Assets under this agreement. Additionally, TFAM may elect in the future to retain a sub-administrator under a Sub-Administration Agreement. If TFAM does so, TFAM would intend to the sub-administrator a fee, out of the fees it receives as the Fund’s Administrator, for all services received under the Sub-Administration Agreement.

PORTFOLIO TRANSACTIONS

Affiliates of TFAM may act as principal brokers for the Fund, subject to periodic evaluation by the Ethics and Compliance Committee of the Board of the quality and cost of execution.

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. While affiliates of TFAM are permitted to act as brokers for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution, the Fund generally will use unaffiliated brokers.

NET ASSET VALUE OF COMMON STOCK

The Common Shares are expected to be listed on the New York Stock Exchange. The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund’s total assets. NAV is generally determined daily by the Custodian as of the close of the regular trading session on each day that the New York Stock Exchange is open for business. The NAV of the Common Shares is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses or distributions), and dividing the result by the number of Common Shares outstanding of the Fund. The Fund reserves the right to calculate the NAV more frequently if deemed desirable.

The Fund generally intends to value its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.

The Fund intends to use one or more independent pricing services approved by TFAM to value its equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs). An independent pricing service values equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs) listed on the NYSE, the NYSE MKT American LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security or other instrument on a particular day, the independent pricing services may value the security or other instrument based on market quotations.

The Fund intends to use one or more independent pricing services approved by TFAM to value its debt portfolio securities and other instruments, including certain derivative instruments that do not trade on an exchange. Valuations of debt securities and other instruments provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Valuations of derivatives that do not trade on an exchange provided by an independent pricing service are based on market data about the underlying investments. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value, unless other factors indicate that this method does not provide an accurate estimate of the short-term security’s value.

TFAM has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated NAV per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if TFAM believes in good faith that the valuation received does not reflect the amount the Fund might reasonably expect to receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods TFAM has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated TFAM as the Fund’s valuation designee. As the Fund’s valuation designee, TFAM is responsible for determining fair value in good faith for any and all Fund investments. The Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money, or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

If, after the close of the principal market on which a security is traded and before the time the Fund’s securities are priced that day, an event occurs that TFAM deems likely to cause a material change in the value of that security, TFAM may ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.

Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed.

Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

TFAM has approved the use of ICE Data Service (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. TFAM has also approved the use of ICE to evaluate the prices of foreign income securities as of the time as of which the Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund’s share price is calculated to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, TFAM has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

When a Common Shareholder sells Common Shares, such Common Shareholders will typically receive the market price for such Common Shares, which may be less than the NAV of such Common Shares. See “Closed-End Fund Structure.”

DISTRIBUTIONS

The Fund intends to distribute its net investment income on a monthly basis. At least annually, the Fund intends to distribute all of its realized net long- and short-term capital gains, if any. Both monthly and annual distributions to Common Shareholders will be made only after paying any accrued distributions on, or, if applicable, redeeming or liquidating, preferred stock, if any, and making interest and required principal payments on notes or any other borrowings, if any. See “Tax Matters.” There is no guarantee that the Fund’s investment strategy will be successful and/or that the Fund will generate a consistent or specific amount of investment income. The Fund may distribute short-term capital gain and/or return of capital to Common Shareholders in an effort to maintain a level distribution. A return of capital distribution may involve a return of a Common Shareholder’s original investment.

Level-Rate Distribution Policy

The Fund intends to make regular monthly cash distributions to Common Shareholders at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time (“Level-Rate Distribution Policy”). The Fund’s ability to maintain its Level-Rate Distribution Policy will depend on a number of factors, including the stability of income received from its investments and Fund expenses.

To permit the Fund to maintain stable monthly distributions, the Fund may include a return of capital as part of the distributions or may distribute less than the entire amount of its net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. The distribution the Fund pays for any particular monthly period may be more or less than the amount of net investment income it actually earns during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each monthly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

While the Fund intends to pay a level distribution, investors should understand that there is no assurance that the Fund will always be able to pay a distribution, or that the distribution will be of any particular size.

Managed Distribution Policy

The Fund contemplates seeking exemptive relief from the SEC under the 1940 Act to permit it to pay long-term capital gains more frequently than is currently allowed under the 1940 Act, which would facilitate the implementation of a Managed Distribution Policy. The Fund may, subject to the determination of its Board of Directors, implement a Managed Distribution Policy pursuant to any such order that may be received in the future, but does not expect to do so at this time. If implemented, the Managed Distribution Policy would supersede the Level-Rate Distribution Policy.

Under a Managed Distribution Policy, the Fund would intend to make monthly distributions to Common Shareholders, at a fixed rate per Common Share or a fixed percentage of its net asset value, that may include periodic distributions of realized net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Distribution Policy, if, for any monthly distribution, the sum of net investment income and any net realized capital gains for the month was less than the amount of the distribution, the difference would be distributed from the Fund’s capital. If, for any fiscal year, the Fund’s total distributions exceeded such income and gains (an “Excess”), the Excess generally would first be treated as dividend income to the extent of the Fund’s current and accumulated earnings and profits (calculated under applicable tax principles), if any, and then would be treated by each Common Shareholder as a tax-free return of capital up to the amount of its tax basis in the Common Shares, with any amounts exceeding such basis being treated as gain from the sale of those Common Shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each monthly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

Any distribution of an Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing its expense ratio. There is a risk that the Fund would not eventually realize capital gain in an amount corresponding to an Excess. In addition, in an effort to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Board of Directors reserves the right to change the Fund’s distribution policy from time to time.

CLOSED-END FUND STRUCTURE

The Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their NAV. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board might consider various options to reduce the discount, such as repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end management investment company. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV.

DISTRIBUTION REINVESTMENT PLAN

[_______________] (the “Plan Agent”) will act as Plan Agent for Common Shareholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s Common Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Common Shares, each Participant will receive such dividends and distributions in additional Common Shares, including fractional Common Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Common Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Common Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

If the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall seek, for a purchase period lasting until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Common Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Common Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Common Shares will be valued at the then-current market price per Common Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Common Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Common Shares are not listed on the New York Stock Exchange, such other exchange on which the Common Shares are principally traded) on that date, or, if there is no sale on such exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Common Shares on such Exchange on such date and (b) the net asset value per Common Share on a particular date shall be the net asset value per Common Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Common Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Common Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other Common Shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Common Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Common Shares of other Common Shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Common Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Common Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Common Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Common Shares distributed by the Fund on Common Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Common Shareholders rights to purchase additional Common Shares or other securities, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Common Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Common Shares does not relieve Common Shareholders of, or defer the need to pay, any U.S. federal, state or local income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at [___________] or by mail at [_____________________] or online at [_______________________].

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a closed-end, diversified management investment company registered under the laws of the State of Maryland pursuant to the Articles of Incorporation signed by Jay P. Leupp dated [  ], 2026. The Fund is authorized to issue [1,000,000,000] shares of capital stock, par value $0.0001 per share. The Fund intends to hold annual meetings of Common Shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. An investor who acquires Common Shares in an Offer issued after the Record Date for a meeting of Common Shareholders will not be entitled to vote such Common Shares, or otherwise participate with respect to such Common Shares, at such meeting.

Common Shares

Each Common Share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board shall have the power to cause Common Shareholders to pay expenses of the Fund by setting off charges due from Common Shareholders from declared but unpaid dividends or distributions owed the Common Shareholders and/or by reducing the number of Common Shares owned by each respective Common Shareholder. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. Under the stable distribution policy, in certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Therefore, these payments may represent a reduction of the Common Shareholder’s principal investment. The 1940 Act or the terms of any borrowings or preferred stock may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one (1) vote as to matters on which it is entitled to vote pursuant to the terms of the Articles of Incorporation on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all claims and obligations of the Fund and the liquidation preference with respect to any outstanding preferred stock, and (upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection), the directors may distribute the remaining assets of the Fund among the holders of the Common Shares.

In general, except as provided in the following paragraph, when there are any borrowings, including preferred stock and/or notes outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred stock or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (expected to equal the aggregate original purchase price of the outstanding preferred stock plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred stock or notes from a NRSRO. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for U.S. federal income tax purposes. The Fund intends, however, to the extent possible to repurchase or redeem preferred stock or notes or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred stock in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company. See “Distributions.” Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred stock to the holders thereof.

Any offerings of the Fund’s Common Shares, if made, will require approval of the Board or an authorized Committee thereof. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shareholders. The Common Shares have no preemptive rights.

All Common Shares have equal voting, dividend, distribution and liquidation rights. The Common Shares, when issued and paid for pursuant to the terms of any offering, will be, fully paid and non-assessable. Common Shares are not redeemable and have no preemptive rights, conversion rights, cumulative voting rights or appraisal rights.

The Fund’s Common Shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “[  ].”

Preferred Stock and Notes

The Articles of Incorporation authorize the issuance of [1,000,000,000] shares of capital stock, including preferred stock, having a par value of $0.0001 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. To the extent the Directors authorize the issuance of any preferred stock, the Directors are also permitted to amend or supplement the Articles of Incorporation, as they deem appropriate. Any such amendment or supplement may set forth the rights, preferences, powers and privileges of such preferred stock.

Prior to issuance of any preferred stock, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for Common Shareholders or otherwise be in their best interest.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred stock, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred stock. If the Fund seeks a rating of the preferred stock, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred stock is expected to equal their aggregate original purchase price plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred stock, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s charter) if and when it authorizes the preferred stock. The Fund may issue preferred stock that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred stock may also enable the Fund to lengthen such intervals. At times, the distribution rate on the Fund’s preferred stock may exceed the Fund’s return after expenses on the investment of proceeds from the preferred stock, resulting in a lower rate of return to Common Shareholders than if preferred stock were not outstanding.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred stock may entitle the holders of preferred stock to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders would not be entitled to any further participation in any distribution of assets by the Fund.

If issued, the Fund expects that holders of preferred stock, voting as a class, shall be entitled to elect at least [two] of the Fund’s directors. Under the 1940 Act, if at any time distributions on the preferred stock are unpaid in an amount equal to two (2) full years’ distributions thereon, the holders of all outstanding preferred stock, voting as a class, will be allowed to elect at least a majority of the Fund’s Directors with the number of Directors increased appropriately to the extent necessary to effectuate such rights until all distributions in arrears have been paid or declared and set apart for payment. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. In addition, if required by a NRSRO rating the preferred stock or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred stock may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred stock may be entitled to elect a majority of the Fund’s Board in other circumstances, for example, if one payment on the preferred stock is in arrears.

The Fund expects that the affirmative vote of the holders of a majority of any outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred stock. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

The Fund currently intends to seek a credit rating from one or more NRSROs on any preferred stock or notes that the Fund issues. The Fund intends that, as long as preferred stock or notes are outstanding, the composition of its portfolio will reflect guidelines established by such NRSRO. Although, as of the date hereof, the Fund does not have preferred stock or notes outstanding, based on previous guidelines established by NRSROs for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred stock or notes will establish a set of tests for the portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given at this time as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred stock or notes, the Fund currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality investments at certain times and certain mandatory redemption or prepayment requirements relating to the preferred stock and notes, respectively. No assurance can be given that the guidelines actually imposed with respect to preferred stock or notes by a NRSRO will be more or less restrictive than as described in this Prospectus.

The Fund also may enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions. Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”). However, these transactions may represent a form of economic leverage and will create risks. Further, the Fund may incur losses on such transactions (including the entire amount of the Fund’s investment in such transaction).

REPURCHASE OF COMMON STOCK; TENDER OFFERS; CONVERSION TO OPEN-END FUND

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Directors has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take action. The Board, in consultation with TFAM, periodically reviews the possibility of various actions, which may include tender offers for Common Shares and/or open market repurchases and considers in connection with such review such factors as the market price of the Common Shares, the net asset value of Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will decide to undertake any actions or, if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their net asset value.

The Fund may be converted to an open-end management investment company at any time if approved by (i) both (a) a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, and (b) the holders of seventy-five percent (75%) of the outstanding shares of the Fund’s Common Shares or (ii) if approved by the affirmative vote of 75% of the directors, including a majority of the directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, in addition to any requirements under federal or Maryland law. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings, which might be difficult and could involve losses, and investment policies are made. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred stock and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board believes the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company can require the company to redeem their stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

TAX MATTERS

The following is a general summary of certain material U.S. federal income tax considerations affecting the Fund, the Fund’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the Fund’s Common Shareholders with respect to the purchase, ownership, and disposition of Common Shares. This discussion applies only to beneficial owners that acquired Common Shares in an initial offering.

This summary is based on the Code, the U.S. Treasury Regulations promulgated thereunder, published judicial and administrative interpretations of those laws, and other applicable authorities, all as in effect and available on the date hereof and all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. The Fund has not sought, and does not expect to seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. No assurance can be given that (i) the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below, or (ii) future legislation or regulations or other changes in law will not materially affect the tax aspects set forth below. Any such change, even though made after an investor has invested in the Fund, could be applied retroactively. Tax matters are complicated, and this summary does not purport to be a complete description of all the U.S. federal income tax considerations applicable to an investment in Common Shares. In particular, this summary does not describe certain considerations that may be relevant to certain types of Common Shareholders subject to special treatment under U.S. federal income tax laws, including, but not limited to, persons subject to the net investment income or the alternative minimum tax provisions of the Code, entities treated as partnerships or other flow-through entities for United States federal income tax purposes, financial institutions, tax-exempt organizations, insurance companies, traders in securities that elect mark-to-market, dealers in securities or foreign currencies, governmental organizations, persons who received their Common Shares through the exercise of employee stock options or otherwise as compensation, persons who have a functional currency other than the United States dollar, persons who held their Common Shares as “qualified small business stock” within the meaning of Section 1202 or Section 1045 of the Code or “Section 1244 stock” within the meaning of Section 1244 of the Code, persons who held their Common Shares as part of a constructive sale, hedge, straddle, conversion transaction, synthetic security or other integrated investment or risk reduction transaction, controlled foreign corporations, passive foreign investment companies, and U.S. expatriates. This summary does not discuss any aspect of state, local or foreign tax laws, or the U.S. estate or gift tax. Except as set forth below, this summary does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund were to invest in tax-exempt securities or certain other investment assets.

Except as set forth below, this discussion applies only to a U.S. Shareholder that holds Common Shares as a capital asset within the meaning of Section 1221 of the Code (generally, an asset held for investment). If a partnership holds Common Shares, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the partner’s status and the partnership’s activities.

For purposes of this summary, a “U.S. Shareholder” is a beneficial owner of Common Shares who is for U.S. federal income tax purposes:

•	an individual who is a citizen or a resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	a trust, if a court within the United States has primary supervision over its administration and one or more “U.S. persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “non-U.S. Shareholder” is a beneficial owner of Common Shares that is not a U.S. Shareholder.

The tax consequences of an investment in and holding Common Shares will depend on the particular facts of each investor’s situation. Prospective investors are advised to consult their own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of Common Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws, before making an investment in Common Shares.

Taxation of the Fund

The Fund intends to elect to be treated as, and to qualify each taxable year for treatment as, a RIC. In order to qualify for the special tax treatment accorded to RICs and their stockholders, the Fund must, among other things:

(a)       derive at least 90% of its gross income each taxable year from the following sources, which are referred to herein as “Qualifying Income”: (1) interest (including tax-exempt interest), dividends, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or foreign currencies and (2) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (1) above (each, a “Qualified Publicly Traded Partnership”) (“Qualifying Income Requirement”);

(b)       diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the market value of the Fund’s total assets is invested in the securities of (A) any one issuer (other than U.S. government securities and the securities of other RICs), (B) any two or more issuers (other than the securities of other RICs) that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (C) any one or more Qualified Publicly Traded Partnerships (“Diversification Requirement”); and

(c)       with respect to each taxable year, distribute to its Common Shareholders an amount at least equal to the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions) (the “Distribution Requirement”).

The Fund intends to distribute all or substantially all of such income at least annually in order to satisfy the Distribution Requirement. The Fund will be subject to U.S. federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders. See “Taxation of the Common Shareholders” below for a description of the consequences to the Fund’s Common Shareholders of its retention of net capital gain. There can be no assurance that the Fund’s distributions will be sufficient to eliminate all taxes in all periods.

Income from the Fund’s investments in grantor trusts that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust that would be Qualifying Income if earned directly by the Fund. The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

To the extent the Fund fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax, the Fund will be subject to a 4% nondeductible U.S. federal excise tax (“Excise Tax”). While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the Excise Tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year, payable to Common Shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by the Fund’s Common Shareholders on December 31st of the year the distributions are declared, rather than when the distributions are actually received.

If for any taxable year the Fund fails to qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular U.S. federal corporate income tax rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (provided certain holding period and other requirements are met) (i) to be treated as qualified dividend income in the case of individual Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before qualifying for taxation as a RIC. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund failed to qualify as a RIC for a period greater than two (2) taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of five (5) years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

As described under “Use of Leverage and Related Risks” above, if the Fund issues Preferred Stock, then, at any time when Preferred Stock is outstanding, and the Fund’s assets are insufficient to satisfy certain requirements, the Fund will be required to suspend distributions to holders of the Common Shares until those requirements are satisfied. Doing so may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability or both. The Fund may repurchase or otherwise retire shares of Preferred Stock in an effort to comply with the Distribution Requirement.

The remainder of this discussion assumes that the Fund has qualified for and maintained its treatment as a RIC for U.S. federal income tax purposes and has satisfied the distribution requirements described above.

Taxation of the Common Shareholders

U.S. Shareholders

The following discussion applies only to U.S. Shareholders. If you are not a U.S. Shareholder, this section does not apply to you. The Fund will either distribute or retain for reinvestment all or part of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). If the Fund retains any net capital gain, the Fund will be subject to U.S. federal income tax at regular corporate rates on such amount. In such case, the Fund may designate all or part of the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom (1) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against the Common Shareholder’s U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability, and (3) will increase the Common Shareholder’s tax basis in its Common Shares by the excess of the amount described in clause (1) over the amount described in clause (2) above.

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in shares of stock of the Fund. Such distributions (if reported by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the Common Shareholder) (1) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (2) in the case of individual Common Shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income.

Distributions of net capital gain reported as capital gains distributions, if any, are taxable to a Common Shareholder as long-term capital gains, whether paid in cash or reinvested in shares of stock of the Fund, regardless of how long the Common Shareholder has held the Common Shares. Capital gain distributions are not eligible for the dividends received deduction.

If, for any calendar year, the total distributions exceed both current and accumulated earnings and profits of the Fund, the excess will generally be treated as a tax-free return of capital up to the amount of a Common Shareholder’s tax basis in the Common Shares. The amount treated as a tax-free return of capital will reduce a Common Shareholder’s tax basis in the Common Shares, thereby increasing such Common Shareholder’s potential gain or reducing its potential loss on the sale of the Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s tax basis in its Common Shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares. The Fund may make distributions that are taxable even during periods in which the Fund’s share price has declined. Prospective investors should be aware that the price of shares of the Fund’s stock may reflect the value of an upcoming distribution. Any such distribution will be taxable to a Common Shareholder even though it could be considered a return of capital in an economic sense. Distributions are taxable to a Common Shareholder even if they are paid from net income or gains the Fund earned before the Common Shareholder’s investment (and thus included in the price the Common Shareholder paid).

Dividends and other distributions by the Fund are generally treated under the Code as received by the Common Shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its Common Shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each Common Shareholder on December 31 of the year in which the dividend was declared.

Common Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, Common Shareholders with capital loss are urged to consult their tax advisers.

Upon a sale, exchange, or other disposition of shares of stock of the Fund, a Common Shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the Common Shareholder’s adjusted tax basis in the Common Shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed to the extent the Common Shares disposed of are replaced by substantially identical Common Shares within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of such Common Shares. In such a case, the basis of the acquired shares will be adjusted to reflect the disallowed loss.

The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. Such income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. A portion of the income dividends paid by the Fund may be qualified dividend income eligible to be taxed at reduced rates.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their modified adjusted gross income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Common Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Any loss realized upon a taxable disposition of shares of Fund stock held for six months or less will be treated for U.S. federal income tax purposes as long-term capital loss, rather than short-term capital loss, to the extent of any long-term capital gain distributions received by the Common Shareholder (or amounts credited to the Common Shareholder as an undistributed capital gain) with respect to such shares of Fund stock. Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax), state, local or foreign tax consequences to them of investing in the Fund.

A Common Shareholder’s basis in Common Shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis method, unless the Common Shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Common Shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund Common Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its Common Shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund Common Shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Non-U.S. Shareholders

The following discussion applies only to persons that are non-U.S. Shareholders. If you are not a non-U.S. Shareholder, this section does not apply to you. Whether an investment in Common Shares is appropriate for a non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Common Shares by a non-U.S. Shareholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. Shareholder. Non-U.S. Shareholders are urged to consult their tax advisors before investing in Common Shares.

Distributions of the Fund’s “investment company taxable income” to non-U.S. Shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to U.S. federal withholding tax at a 30% rate (unless lowered or eliminated by an applicable income tax treaty) as dividends to the extent of the Fund’s current and accumulated earnings and profits unless an exemption applies.

If a non-U.S. Shareholder receives distributions and those distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder and, if an income tax treaty applies, attributable to a permanent establishment or fixed base maintained by the non-U.S. Shareholder in the United States, those distributions generally will be subject to U.S. federal income tax at the rates applicable to “U.S. persons” (as defined by Section 7701(a)(30) of the Code). In that case, the Fund will not be required to withhold U.S. federal income tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements. In addition, a non-U.S. Shareholder that is a foreign corporation may be subject to U.S. federal branch profits tax at a 30% rate (unless lowered or eliminated by an applicable income tax treaty).

In general, no U.S. source withholding taxes will be imposed on dividends paid by the Fund to non-U.S. Shareholders to the extent the dividends properly designated as “interest related dividends” or as “short-term capital gain dividends.” Under this exemption, interest related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. Shareholder, and that satisfy certain other requirements. No assurance can be given that the Fund will distribute any interest related dividends or short-term capital gain dividends.

Actual or deemed distributions of the Fund’s net capital gain (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. Shareholder, and gains recognized by a non-U.S. Shareholder upon the sale of shares of stock of the Fund, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. Shareholder in the United States, (b) the non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied, or (c) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the non-U.S. Shareholder’s sale of shares of the Fund. For a corporate non-U.S. Shareholder, distributions (both actual and deemed), and gains recognized upon the sale of Common Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. Shareholders of Common Shares are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share repurchase by a greater-than-5% non-U.S. Shareholder or any non-U.S. Shareholder if shares of stock of the Fund are not considered regularly traded on an established securities market, in which case such non-U.S. Shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the repurchase.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a non-U.S. Shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, or (ii) gains realized by the Fund on the disposition of USRPIs would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. Shareholders, and would be subject to U.S. withholding tax. In addition, such distributions could result in the non-U.S. Shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. Shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. Shareholder’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE. Non-U.S. Shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Non-U.S. Shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of shares of stock of the Fund.

If the Fund distributes its net capital gain in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number (“TIN”) (if one has not previously been obtained and has not expired) and file a U.S. federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. TIN or file a U.S. federal income tax return.

A non-U.S. Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. Moreover, a beneficial holder of shares of stock of the Fund who is not a “U.S. person” (within the meaning of Section 7701(a)(30) of the Code) may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax Consequences of Certain Investments of the Fund

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction, if any), (ii) convert lower taxed long-term capital gains and qualified dividend income, if any, into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as “good income” for purposes of the Distribution Requirement. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Real Estate Investment Trusts (REITs). If a REIT fails to qualify for taxation as a REIT in any taxable year and relief provisions do not apply, then the REIT will be subject to U.S. federal income tax on its taxable income at regular corporate rates and also may be subject to penalties and interest. Although a REIT generally is not subject to U.S. federal income tax, a REIT nevertheless may be subject to various entity-level taxes, including, but not limited to: (i) U.S. federal income tax at regular corporate rates on the retained portion of its “REIT taxable income,” which generally is defined as taxable income (subject to certain adjustments), including net capital gains, less distributions to shareholders; (ii) U.S. federal income tax at the highest corporate rate on its net income from “foreclosure property”; (iii) a 100% U.S. federal excise tax on its net income derived from a “prohibited transaction,” which generally includes a sale or other disposition of “dealer property” (i.e., property that is held primarily for sale to customers in the ordinary course of a trade or business (other than foreclosure property)); and (iv) a 4% U.S. federal excise tax if it fails to make certain minimum distributions each calendar year.

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, such distributions could constitute a return of capital to Fund Common Shareholders for U.S. federal income tax purposes.

Investments in REIT equity securities also may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Distributions by the Fund to its Common Shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate Common Shareholders. Non-corporate Common Shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its Common Shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the Common Shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in the Fund also having to re-categorize some of the distributions it made to its Common Shareholders. These changes would be reflected in the annual IRS Form 1099, together with other tax information. Those forms generally will be distributed to Common Shareholders in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its Common Shareholders on a single form (rather than having to send amended forms).

The Code allows individuals and certain non-corporate entities a deduction for 20% of “qualified REIT dividends.” U.S. Treasury Regulations allow a RIC to pass the character of its qualified REIT dividends through to its Common Shareholders, provided they meet certain holding period requirements. As a result, a Fund Common Shareholder will be eligible to receive the benefit of the 20% deduction with respect to the Fund’s REIT-based dividends.

Mortgage-Related Securities. The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. Under a notice issued by the IRS in October 2006 and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP — referred to in the Code as an “excess inclusion”— will be subject to U.S. federal income tax in all events.

The Notice also provides, and the U.S. Treasury Regulations are expected to provide, that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its Common Shareholders generally in proportion to dividends paid, (3) inform Common Shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest U.S. federal income tax rate imposed on corporations) on the excess inclusion income allocable to its Common Shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its Common Shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Hedging and Other Transactions. The Fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles” and “constructive sales”) that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. Such rules could therefore affect the character, amount and timing of distributions to the Fund’s Common Shareholders. Certain of these provisions may also (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement, (c) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income and/or (d) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment.

Foreign Securities. Interest, dividends, or other income (including, in some cases, capital gains) the Fund receives from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that can reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.

Passive Foreign Investment Companies (PFICs). The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to U.S. federal income tax on a portion of any “excess distribution” the Fund receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”) even if the Fund distributes the PFIC income as a taxable dividend to its Common Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its Common Shareholders. Elections may be available to the Fund to mitigate the effect of such tax (if certain information is made available) and the additional charges, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income.

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. This might prevent the Fund from satisfying the Distribution Requirement, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the Excise Tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the Fund’s Common Shareholders.

Prospective investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the foreign corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Securities Issued or Purchased at a Discount. The Fund may acquire zero coupon or other securities issued with original issue discount (“OID”), with the result being that the Fund must include in gross income the OID that accrues on such obligations during the taxable year before amounts due under such obligations are paid (with such accrued OID increasing the amount the Fund must distribute in order to satisfy the Distribution Requirement or avoid the Excise Tax). Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). All or a portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

“Section 1256 Contracts”. The Fund’s investment in so-called “section 1256 contracts,” including, but not limited to, regulated futures contracts, certain foreign currency forward contracts traded in the interbank market, options on certain stock indices, and interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) are required to be marked to their fair market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its Common Shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable to its Common Shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

Options. The premium the Fund receives for writing (selling) a put or call option is not included in gross income at the time of receipt. If an option written (sold) by the Fund expires unexercised, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. When an option written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

Foreign Currency Gain or Loss. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities or expenses are generally treated as ordinary income or loss. Similarly, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from Financial Instruments on or involving foreign currencies and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, and (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, generally will be treated as ordinary income or loss. Such gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its Common Shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Fund’s “section 988 losses” exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to Common Shareholders, rather than as a dividend, thereby reducing each Common Shareholder’s basis in its Common Shares. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion.

Backup Withholding

The Fund generally is required to withhold and to remit to the U.S. Treasury Department a percentage of the taxable distributions and sale or redemption proceeds paid to any Common Shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The U.S. federal backup withholding tax rate is currently 24%.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a stockholder recognizes a loss of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Obligations

A non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require that the Fund obtain information sufficient to identify the status of each Common Shareholder under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a Common Shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Common Shareholder on ordinary dividends the Fund pays to that Common Shareholder. The IRS and the Department of Treasury have issued proposed regulations providing that such withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends paid by the Fund. If a payment made by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. Shareholders described above (e.g., interest-related dividends). In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. Shareholder and the status of the intermediaries through which they hold their Fund stock, non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their Fund stock and proceeds from the sale of their Fund stock. Under certain circumstances, a non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

*          *          *

The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Fund and its Common Shareholders. No attempt is made to present a complete explanation of the U.S. federal tax treatment of the Fund’s activities, and this discussion is not intended to be a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and their purchasing, holding and disposing of Common Shares.

ANTI-TAKEOVER PROVISIONS IN THE ARTICLES OF INCORPORATION AND BYLAWS

The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Articles require a vote by either (1) both of (a) a majority of the Fund’s Directors, including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) and (b) the holders of at least 75% of the Fund’s capital stock outstanding and entitled to vote or (2) the affirmative vote of 75% of the Fund’s Directors, including a majority of the Independent Directors, in addition to any requirements under federal or Maryland law, except as described below, to authorize the following types of actions:

1.	merger, consolidation or statutory share exchange of the Fund with or into any other corporation or entity, including a trust;

2.	issuance of any securities of the Fund to any Principal Stockholder (as defined below) for cash, except as part of an offering in which the Principal Stockholder has no special right to participate as compared to (1) other holders of the same class of stock, or (2) investors at large;

3.	sale, lease, or exchange of all or any substantial part of the assets of the Fund to any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased, or exchanged in any series of similar transactions within a twelve-month period);

4.	sale, lease, or exchange to the Fund, in exchange for securities of the Fund, of any assets of any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased, or exchanged in any series of similar transactions within a twelve-month period);

5.	the conversion of the Fund from a closed-end investment company to an open-end investment company;

6.	a change in the nature of the business of the Fund so that it would no longer be an investment company registered under the 1940 Act; or

7.	the dissolution or liquidation of the Fund.

The term “Principal Stockholder” shall mean any corporation, person, entity, or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934), which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of the capital stock of the Fund and shall include any affiliate or associate, as such terms are defined in clause (2) below, of a Principal Stockholder. For the purposes of this Article, in addition to the shares of capital stock which a corporation, person, entity, or group beneficially owns directly, any corporation, person, entity, or group shall be deemed to be the beneficial owner of any shares of capital stock of the Fund (1) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise or (2) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (1) above), by any other corporation, person, entity, or group with which it or its “affiliate” or “associate,” as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of capital stock of the Fund, or which is its “affiliate” or “associate” as so defined. For purposes of determining a Principal Stockholder, calculation of the outstanding shares of capital stock of the Fund shall not include shares deemed owned through application of clause (1) above.

The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote threshold are in the best interest of the Fund and its Common Shareholders. Even if agreed to by the Fund, however, certain of the transactions described above may be prohibited by the 1940 Act unless exemptive or other relief is sought from the SEC. In addition, preferred stockholders vote together with Common Shareholders on all matters on which Common Shareholders vote. The 1940 Act requires approval of the holders of a majority of the outstanding preferred stock, tallied separately, for any conversion from a closed-end to an open-end management investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of the preferred stockholders may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.

The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the stock entitled to be voted for such Director in an election of directors.

The Fund contemplates opting in to the Maryland Business Combination Act. In general, the Maryland Business Combination Act prohibits an interested Common Shareholder (a Common Shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation, or affiliates of such interested Common Shareholder, from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested Common Shareholder or an entity affiliated with the interested Common Shareholder) with the corporation for a period of five years after the most recent date on which the interested Common Shareholder became an interested Common Shareholder.

While some of the provisions described above are permitted by Maryland law, certain of the provisions described above are neither permitted nor prohibited by Maryland law. A final judgment by a court about these provisions has not been made as of the date of this Prospectus and it is not clear what judgment a court would reach regarding these provisions.

The Fund contemplates opting in to the Maryland Control Share Acquisition Act (the “MCSAA”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Stock owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from stock entitled to vote on the matter. Control shares are voting stock of stock which, if aggregated with all other stock of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority, or (iii) a majority or more of all voting power. Control shares do not include stock the acquiring person is then entitled to vote as a result of having previously obtained Common Shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of Common Shareholders to be held within 50 days of demand to consider the voting rights of the stock. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any Common Shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of Common Shareholders at which the voting rights of the stock are considered and not approved. If voting rights for control shares are approved at a Common Shareholders meeting and the acquirer becomes entitled to vote a majority of the stock entitled to vote, all other Common Shareholders may exercise appraisal rights. The fair value of the stock as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

There is currently ongoing litigation in a different jurisdiction against other funds that have opted into the MCSAA. A decision by a New York federal district court, which was affirmed on appeal, ruled against the funds remaining in the litigation based on the court’s interpretation of Section 18(i) of the 1940 Act. That decision was appealed to the U.S. Supreme Court, which has heard oral arguments but not yet issued its decision as of the date of this Prospectus. Although the decisions to date in that litigation are not binding on the Fund with regard to the court’s interpretation of Section 18(i) of the 1940 Act, it is possible that a court could ultimately determine to apply the reasoning of any ruling in that litigation to the Fund’s decision to opt in to the MCSAA.

Reference should be made to the Articles and Bylaws on file with the SEC for the full text of these provisions. See the SAI under “Certain Provisions in the Articles of Incorporation and Bylaws” for a discussion of the voting requirements applicable to certain other transactions.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

[___________________________] serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act and also provides certain Fund accounting services. The principal business address of [__________] is [___________________________]. [____________________] serves as Transfer Agent, Dividend Paying Agent and Registrar. The principal business address of [____________________] is [___________________________].

UNDERWRITERS

Subject to the terms and conditions stated in the Fund’s underwriting agreement dated [  ], 2026, each Underwriter named below, for which [  ] are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

Underwriter	Number of Common Shares

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated, severally and not jointly, to purchase all Common Shares sold under the underwriting agreement if any of the Common Shares are purchased.

In the underwriting agreement, the Fund and the Adviser, jointly and severally, have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the Underwriters may be required to make for any of these liabilities.

Commissions

The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at a price that represents a concession not in excess of $[  ] per Common Share. Investors purchasing Common Shares in this offering will not be charged a sales load. The Fund has agreed to pay the underwriters $[  ] per Common Share as a partial reimbursement of expenses incurred in connection with this offering. This amount is not reflected under sales load in the table below. After the initial public offering, the concession may be changed. Investors must pay for any Common Shares purchased on or before [  ], 2026.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their option to purchase additional Common Shares.

Total
	Per Share		No Exercise	Full Exercise
Public Offering Price	$	[ ]	[ ]	[ ]
Sales Load		[ ]	[ ]	[ ]
Proceeds to the Fund		[ ]	[ ]	[ ]

The Fund will pay its formation and offering costs (other than the sales load). The aggregate offering costs (other than the sales load) to be paid by the Fund currently are estimated to be $[  ].

Option to Purchase Additional Common Shares

The Fund has granted the Underwriters an option to purchase up to additional Common Shares at the public offering price within [  ] days from the date of this Prospectus solely to cover over-allotments, if any. If the Underwriters exercise this option to purchase additional Common Shares, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that Underwriter’s initial amount set forth in the table above.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, SEC rules may limit Underwriters and selling group members from bidding for and purchasing Common Shares. However, the Representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the Underwriters create a short position in the Common Shares in connection with this offering (i.e., if they sell more Common Shares than are listed on the cover of this Prospectus), the Representatives may reduce that short position by purchasing Common Shares in the open market. The Representatives may also elect to reduce any short position by exercising all or part of the option to purchase Common Shares described above. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the Representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Representatives on behalf of the Underwriters, except: (a) for the sale of the Common Shares to the Underwriters pursuant to the underwriting agreement; (b) for shares purchased in the open market pursuant to the dividend reinvestment plan and (c) for share repurchases in accordance with applicable law.

The Common Shares will be sold so as to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

The sum total of all compensation and expense reimbursement paid to the Underwriters in connection with this offering of the Common Shares will not exceed in the aggregate [  ]% of the total price to the public of the Common Shares sold in this offering.

Certain of the Underwriters also may in the future engage in investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the Adviser.

The Fund anticipates that certain Underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Prior to the public offering of the Common Shares, Jay P. Leupp, or an affiliate thereof, purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this Prospectus, Jay P. Leupp, or an affiliate thereof, owned 100% of the Fund’s outstanding Common Shares and, therefore, may be deemed to control the Fund until such time as he owns 25% or less of the Fund’s outstanding Common Shares, which is expected to occur upon the closing of this offering.

LEGAL OPINIONS

Certain legal matters in connection with the offering of the Common Shares will be passed on for the Fund by [  ]. Certain legal matters will be passed on for the Underwriters by [  ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_________], an independent registered public accounting firm, provide auditing and accounting to the Fund. The principal place of business of [_____________] is located at [___________________]. [  ] provides audit services, tax return preparation, and consultation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

This Prospectus constitutes part of a registration statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This Prospectus omits certain of the information contained in the registration statement, and reference is hereby made to the registration statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the registration statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC web site (http://www.sec.gov).

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated March 27, 2026

Concurrent Income & Innovation Fund
STATEMENT OF ADDITIONAL INFORMATION

Concurrent Income & Innovation Fund (the “Fund”) is a closed-end, diversified management investment company.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated [  ], 2026 (the “Prospectus”). Investors should obtain and read the Prospectus prior to purchasing Common Shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 415-940-1656.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”). The registration statement may be obtained from the SEC upon payment of the fee prescribed or inspected via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

This Statement of Additional Information is dated [   ], 2026

i

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

The investment objectives and general investment policies of the Fund are described in the Fund’s Prospectus relating to the Common Shares.

Additional information concerning the characteristics of certain of the Fund’s investments is set forth below. TFAM is responsible for the day-to-day management of the assets of the Fund.

Unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the “Board”) without Common Shareholder approval. The investment objectives and fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if outstanding, preferred stock (“Preferred Stock”) voting as a single class, as well as by the vote of the holders of a majority of the outstanding shares of Preferred Stock tabulated separately. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are specified by the Investment Company Act of 1940, as amended (“1940 Act”).

Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If, because of changes in the value of the Fund’s portfolio, the asset coverage for any notes (“Notes”) or other borrowings (which, for the sake of clarity, do not include Preferred Stock) were to fall below 300%, this would limit the Fund’s ability to pay dividends and other distributions, and, therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

The Fund’s fundamental investment policies and limitations are as follows:

1.             Borrowing. The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

2.             Commodities. The Fund may not purchase physical commodities or contracts thereon unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

3.             Industry Concentration. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to purchases of securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”).

4.             Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objectives, policies, and limitations, (i) through the purchase of debt securities or (ii) by engaging in repurchase agreements.

5.             Real Estate. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in REITs of any kind.

1

6.             Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.

7.             Underwriting. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. The Fund must:

1.             Lending. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

2.             Foreign Securities. The Fund may not invest more than 10% of the value of its total assets in securities of non-U.S. issuers located in countries considered by TFAM to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar. This policy does not limit investment in American Depositary Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

3.             Investments In Any One Issuer. At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer and the Fund may not hold more than 10% of an issuer’s outstanding voting securities. These limitations do not apply to U.S. government securities, as defined for tax purposes, or securities of another regulated investment company (“RIC”), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

4.             Securities Of Real Estate Companies. The Fund intends to invest at least 80% of its Assets in securities of real estate and real estate related companies. If because of market action, the Fund falls out of compliance with this policy, it will make future investments in such a manner as to bring the Fund back into compliance with the policy. Although this is a non-fundamental policy, the Board will not change this policy without at least 60 days’ notice to the Fund’s Common Shareholders. As used in this policy, Assets means net assets plus the amount of any borrowing for investment purposes.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness regarding a loan for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Any Preferred Stock, if outstanding, would be considered senior securities under the 1940 Act. The Fund may only issue Preferred Stock if the asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after such issuance.

Rule 18f-4, which became effective in August 2022, permits funds to engage in “derivatives transactions” as defined by that rule that would otherwise be subject to the restrictions of Section 18 of the 1940 Act on their issuance of “senior securities.” For information on Rule 18f-4, see “Investment Strategies, Techniques and Risks -- Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements” below. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the fullest extent permitted by the 1940 Act or of any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

If rating agencies assign different ratings to the same security, TFAM will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of several assigned ratings.

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With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund’s policies on borrowings and the issuance of senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

Cash Management and Temporary Defensive Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable investment period following the completion of any offering, during any wind-down period, or for defensive purposes, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. In such a case, the Fund may not be pursuing, and may not achieve, its investment objectives, and Common Shareholders may be adversely affected.

INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objectives, policies and techniques in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the Fund’s fixed income investments is likely to decline in times of rising market interest rates. Conversely, the value of the Fund’s fixed income investments is likely to rise in times of declining market interest rates. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. Odd lots may trade at lower prices than institutional round lots.

Ratings of Fixed Income Securities. The Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other nationally recognized statistical rating organization (“NRSRO”) (please see the Prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate. Although the Fund may rely on the ratings of any NRSRO, the Fund refer primarily to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that have been determined by the Adviser to be comparable in quality to the rated securities in which the Fund may permissibly invest.

High-Quality Debt Securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Adviser to be of comparable quality.

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Investment Grade Debt Securities. Investment grade debt securities are securities that have received, from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another rating below the fourth highest rating category, it will be considered investment grade.

Duration and Maturity. Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Adviser may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk” or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, the Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Adviser.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

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At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

See Appendix A for further information about the ratings of debt securities assigned by S&P, Fitch, Inc., and Moody’s.

U.S. Government and Agency Securities. “U.S. Government Securities” are obligations of the Treasury Department backed by the full faith and credit of the United States. During times of market turbulence, investors may turn to the safety of securities issued or guaranteed by the Treasury Department, causing the prices of these securities to rise and their yields to decline.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the Treasury Department, subject to the Treasury Department’s discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a possibility of default. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. (See “Mortgage-Backed Securities” above.) The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury Department. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the Treasury Department at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of Treasury Department bills with comparable maturities.

Policies and Limitations. The Fund has no specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, the Fund must invest according to its investment objectives and policies.

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Real Estate-Related Instruments. The Fund will not invest directly in real estate, but the Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject the Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts ( “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.

REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Domestic REITs are also subject to the possibility of failing to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Code and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.

Mortgage-Backed Securities. Mortgage-backed securities, including residential and commercial mortgage-backed securities, represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The Treasury Department has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the Treasury Department with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the Treasury Department and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through Treasury Department preferred stock purchases as well as Treasury Department and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the Treasury Department announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, Treasury Department, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.

In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”) or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.

In addition, the future of the GSEs is in question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

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The FHFA and the Treasury Department (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the Treasury Department amended its preferred stock purchase agreements to provide that the GSEs’ portfolios would be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target by December 31, 2018. Fannie Mae and Freddie Mac were below the $250 billion cap for year-end 2018. On December 21, 2017, a letter agreement between the Treasury Department and Fannie Mae and Freddie Mac changed the terms of the senior preferred stock certificates to permit the GSEs each to retain a $3 billion capital reserve, quarterly. Under the 2017 letter, each GSE paid a dividend to the Treasury Department equal to the amount that its net worth exceeded $3 billion at the end of each quarter. On September 30, 2019, the Treasury Department and the FHFA, acting as conservator to Fannie Mae and Freddie Mac, announced amendments to the respective senior preferred stock certificates that will permit the GSEs to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 letter agreements. Fannie Mae and Freddie Mac are now permitted to maintain capital reserves of $25 billion and $20 billion, respectively.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Adviser believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Adviser considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser determines that the securities meet the Fund’s quality standards. The Adviser will, consistent with the Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

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Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Variable or Floating Rate Securities; Demand and Put Features. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund’s quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund intends to invest to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Warrants and Rights. Warrants and rights may be acquired by the Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants and rights are generally considered equity securities, because the value of a warrant or right is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants and rights that differ from derivatives, including that the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.7

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Illiquid Securities. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Adviser determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.

Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System, from a foreign bank or from a U.S. branch or agency of a foreign bank, or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Adviser monitors the creditworthiness of sellers. If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. The Adviser believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases.

The Fund may loan securities through third parties not affiliated with TFAM that would act as agent to lend securities to principal borrowers.

Policies and Limitations. The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. The Fund may obtain a list of these approved borrowers. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities. The Fund does not count uninvested collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

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Restricted Securities and Rule 144A Securities. The Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Directors believe accurately reflects fair value.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Adviser monitors the creditworthiness of counterparties to reverse repurchase agreements. For the Fund’s policies and limitations on borrowing, see “Investment Objectives, Policies and Limitations -- Borrowing” above.

Policies and Limitations. Rule 18f-4 under the 1940 Act, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to the asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the requirements of Rule 18f-4. Accordingly, any reverse repurchase agreements treated as a borrowing will be considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. Any reverse repurchase agreement treated as a derivatives transaction as defined in Rule 18f-4 under the 1940 Act will be subject to the requirements of that rule.

Foreign Securities. The Fund may invest in equity, debt, or other securities of foreign issuers and foreign branches of U.S. banks. These securities may be U.S. dollar denominated or denominated in or indexed to foreign currencies and may include (1) common and preferred stocks, (2) negotiable CDs, commercial paper, fixed time deposits, and bankers’ acceptances, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

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Additionally, investing in foreign currency denominated securities involves the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

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Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Policies and Limitations. To limit the risks inherent in investing in foreign currency denominated securities of foreign issuers traded outside of the U.S., the Fund may not purchase such securities if, as a result, more than [10]% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

Investments in securities of foreign issuers are subject to the Fund’s quality standards.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Adviser may in certain cases determine that such paper is liquid.

Banking and Savings Institution Securities. These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invest typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was passed, which significantly impacted the financial services industry, including more stringent regulation of depository institutions and their holding companies. Federal regulatory agencies are still implementing many of the Dodd-Frank Act’s provisions but increased regulation could impact the operations and profitability of depository institutions and their holding companies.

In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

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In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

Zero Coupon Securities, Step Coupon Securities, Pay-in-Kind Securities and Discount Obligations. The Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. These do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon securities and step coupon securities are debt obligations that are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

Zero coupon securities and step coupon securities are redeemed at face value when they mature. Accrued OID must be included in the Fund’s gross income for U.S. federal income tax purposes ratably each taxable year prior to the receipt of any actual payments. Pay-in-kind securities pay “interest” through the issuance of additional securities.

Because the Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID and “interest” on pay-in-kind securities) and net realized gains to its stockholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of U.S. federal income and excise taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Tax Matters – Taxation of the Fund.”

The market prices of zero coupon securities, step coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Those securities and obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller capitalization companies whose stock prices may be more volatile than larger capitalization companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

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Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Stockholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Indexed Securities. The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.

Inflation-Indexed Securities. Inflation-indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. The Fund may invest in inflation-indexed securities issued in any country. Two structures are common. The Treasury Department and some other issuers use a structure that accrues inflation into the principal value of the bond. Other issuers pay out the index-based accruals as part of a semiannual coupon. The Fund may invest in Treasury Department securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

The Fund may invest in Treasury Department inflation-indexed securities, formerly called “U.S. Treasury Inflation Protected Securities” (“U.S. TIPS”), which are backed by the full faith and credit of the U.S. Government. The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the Bureau of Labor Statistics, which is part of the Labor Department. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate Treasury Department securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate Treasury Department issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury Department securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasury Department securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

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Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net investment income (including non-cash income attributable to those principal value increases) and net realized gains to its Common Shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

The Treasury Department began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

Securities of Other Investment Companies. As indicated above, investments by the Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder. However, pursuant to Rule 12d1-4, the Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder if the Fund complies with the adopted framework for fund of funds arrangements under the rule. The Fund may invest in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies. Such an investment may be the most practical or only manner in which the Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment. When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s Prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in the Fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

Policies and Limitations. For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Adviser or an affiliate, under specified conditions. See “Cash Management and Temporary Defensive Positions.”

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Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate. However, the Fund may exceed these limits when investing in shares of an ETF, subject to the requirements under Rule 12d1-4. In addition, the Fund may exceed these limits when investing in shares of certain other investment companies, subject to the requirements under Rule 12d1-4.

Fund of funds arrangements must comply with the provisions of the 1940 Act, Rule 12d1-4, or another rule. Pursuant to Rule 12d1-4, the Fund is permitted to exceed the limits of Section 12 of the 1940 Act if the Fund complies with Rule 12d1-4’s conditions, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”). Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices. As described below, Financial Instruments may be used for “hedging” purposes, meaning that they may be used in an effort to offset a decline in value in the Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors. Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of the Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity or a narrowly based equity index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

Rule 18f-4 under the 1940 Act regulates the use of derivatives transactions as defined by that rule for certain funds registered under the 1940 Act (“Rule 18f-4”). Due to the way derivatives transactions are defined by Rule 18f-4, it includes transactions traditionally characterized as derivatives as well as certain transactions that have not been traditionally characterized as derivatives. Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule, among other things, requires the Fund to establish a derivatives risk management program, comply with certain value-at-risk (“VAR”) based leverage limits, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Rule 18f-4 provides an exception for limited derivatives users, which Rule 18f-4 defines as any fund that limits its derivatives exposure to 10% of its net assets, excluding certain currency and interest rate hedging transactions. Limited derivatives users are exempt from Rule 18f-4’s requirements to comply with VaR-based limits, appoint a derivatives risk manager, and adopt a derivatives risk management program. A limited derivatives user must still adopt and implement policies and procedures reasonably designed to manage its derivatives risk.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.

A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.

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The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. The Fund may purchase futures contracts to fix what the Adviser believes to be a favorable price for securities the Fund intends to purchase. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases. Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.

Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument. In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.

Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

For purposes of managing cash flow, the Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.

With respect to currency futures, the Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Adviser anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Adviser anticipates that exchange rates for a particular currency will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Adviser anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions. Initial margin is the margin deposit made by the Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level. (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.) However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which the Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness. In computing its NAV, the Fund will mark to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

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Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.

The Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.  Thus, the Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction. However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations. This is sometimes referred to as “fellow customer risk.” Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options may benefit it, if the Adviser’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses. In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV. In addition, the Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a collateral account.

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Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades. The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Policies and Limitations. The Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund will not engage in transactions in futures and options on futures for speculation.

Call Options on Securities. The Fund may write (sell) covered call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. When writing call options, the Fund writes only “covered” call options. A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. Portfolio securities on which the Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that the Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date. The Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.

Policies and Limitations. The Fund may write covered call options and may purchase call options on securities. The Fund may also write covered call options and may purchase call options in related closing transactions. The Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do).

The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

Put Options on Securities. The Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives.

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When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.

Policies and Limitations. The Fund generally writes and purchases put options on securities for hedging purposes (e.g., to reduce, at least in part, the effect of price fluctuations of securities the Fund holds on its NAV).

General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. The Adviser monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium the Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

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The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Additionally, volatility in the market for equity securities, which can impact a single stock or certain segments of stocks and can happen suddenly, can meaningfully increase the risk of loss associated with options.

Put and Call Options on Securities Indices and Other Financial Indices. The Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, the Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.

Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

A securities index fluctuates with changes in the market values of the securities included in the index. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.

Policies and Limitations. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

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Options on Foreign Currencies. The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

Forward Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days in excess of two days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. The Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.

The Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). The Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may enter into forward currency contracts for non-hedging purposes when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Adviser believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

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However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. The Fund may experience delays in the settlement of its foreign currency transactions.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they may be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

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The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.

Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities, interest rates or indices of equity securities in which the Fund otherwise could not invest efficiently) or to help enhance the value of its portfolio. The Fund may also enter into other types of swap agreements, including total return swaps, inflation swaps, currency swaps and credit default swaps, and may write (sell) and purchase options thereon for hedging and non-hedging purposes.

Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. A swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Swap agreements are subject to liquidity risk, meaning that the Fund may be unable to sell a swap agreement to a third party at a favorable price. Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

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Following the passage of the Dodd-Frank Act and promulgation of related CFTC regulations, U.S. swap markets have undergone substantial change in recent years. Reporting and recordkeeping requirements are now required for all swap transactions in the U.S., and certain swaps may also be subject to margin, clearing and trade execution mandates, among other regulatory obligations. Regulations adopted by the CFTC, SEC and prudential regulators may require certain Fund counterparties to post and collect margin on OTC swaps, and exchanges also have minimum margin requirements for exchange-traded and cleared swaps. The prudential regulators issued final rules that require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under OTC swap agreements with certain of their counterparties. The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks. Such rules will generally require a Fund to set aside additional eligible assets in order to meet the new variation and initial margin requirements when they enter into OTC swap agreements. The European Supervisory Authorities (“ESA”), various national regulators in Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the U.S. prudential regulators. All such variation and initial margin requirements are now effective. Due to these regulations, the Fund may be required by its swap dealer counterparties to enter into additional documentation (including ISDA Credit Support Annexes), and post and collect margin related to its swap agreements.

CFTC regulations now also allow for the minimum transfer amount (“MTA”) of initial and variation margin to apply separately to each separately managed investment account or sleeve (“SMA”) that an asset manager is responsible for, rather than having to calculate the MTA across all accounts of the Fund or other counterparty. An SMA’s MTA may be calculated separately from other SMAs of the same legal entity so long as it meets the following conditions: (1) the SMA is managed by an asset manager and is governed by an investment management agreement, pursuant to which the SMA owner has granted the asset manager authority with respect to certain of the owner’s assets; (2) swaps are entered into by the asset manager on behalf of the SMA pursuant to the investment management agreement; and (3) the swaps of such SMA are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across SMAs of the legal entity that have swaps outstanding with the applicable swap dealer counterparty; and (4) the MTA is no greater than $50,000 for each applicable SMA. As of the date of this SAI, the prudential regulators have not provided similar relief, although swaps dealers subject to a prudential regulator are expected to act in a manner consistent with the relief provided by the CFTC.

Regulations adopted by the prudential regulators require certain banks to include in a range of financial contracts, including swap agreements, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit the Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact the Fund’s use of swaps.

Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps, commodity-linked swaps, and contracts for differences. The Fund may also write (sell) and purchase options on swaps (swaptions).

Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages or index of mortgages. In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Among other techniques, the Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. The Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.

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Total Return Swaps. The Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market. The Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the Secured Overnight Financing Rate, known as SOFR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

TRS may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect the Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.

Currency Swaps. A currency swap involves the exchange by the Fund and another party of the cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. The Fund may enter into currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies). Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Equity Swaps. Equity swaps are contracts that allow one party to exchange the returns, including any dividend income, on an equity security or group of equity securities for another payment stream. Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. The Fund may enter into equity swaps. An equity swap may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Furthermore, equity swaps may be illiquid and the Fund may be unable to terminate its obligations when desired. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

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Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.

Commodity-Linked Swaps. Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If a commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of a commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Contracts for Differences. The Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

A CFD can be set up to take either a short or long position on the underlying instrument and enables the Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.

As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Combined Transactions. The Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although the Fund will normally enter into combined transactions based on the Adviser’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.

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Regulatory Limitations on Using Futures, Options on Futures, and Swaps. The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act, or if the registered investment company is marketed as a vehicle for obtaining exposure to such commodity interests.

As discussed in more detail below, the Adviser may claim an exclusion from CPO registration pursuant to CFTC Rule 4.5, with respect to the Fund. To be eligible for this exclusion, the Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

To qualify for the CFTC Rule 4.5 exclusion, the Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if the Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to complying with these de minimis trading limitations, to qualify for the exclusion, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.

The Fund may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from the Fund’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The CFTC treats a fund as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in underlying investment vehicles. The CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment vehicles to defer registering as a CPO or claiming the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”). Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a fund’s investments in underlying investment vehicles that may cause the fund to be deemed to be indirectly trading commodity interests. The Adviser may file the required notice to claim this no-action relief with respect to the Fund. In addition, the Adviser may claim an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to the Fund. As a result, at this time the Adviser is not required to register as a CPO with respect to any Fund and need not generally comply with the regulatory requirements otherwise applicable to a registered CPO. Prior to the Deadline, however, if applicable, the Adviser will determine with respect to the Fund whether it must operate as a registered CPO or whether it can rely on an exemption or exclusion from the CPO definition. If the Adviser determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, then the Adviser, in its management of that Fund, will comply with one of the two alternative de minimis trading limitations in that regulation. Complying with the de minimis trading limitations may restrict the Adviser’s ability to use derivatives as part of the Fund’s investment strategies. Although the Adviser believes that it will be able to execute the Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. If the Adviser determines that it cannot rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, then the Adviser will serve as a registered CPO with respect to that Fund. CPO regulation would increase the regulatory requirements to which the Fund is subject and it is expected that it would increase costs for the Fund.

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Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards and foreign exchange swaps, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes. Thus, foreign exchange forwards and foreign exchange swaps are not deemed to be commodity interests. Therefore, if the Adviser determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, the Fund may enter into foreign exchange forwards and foreign exchange swaps without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury Department determination, foreign exchange forwards and foreign exchange swaps (1) must be reported to swap data repositories, (2) may be subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities. In addition, for purposes of determining whether any Fund may be subject to initial margin requirements for uncleared swaps, the average daily aggregate notional amount of a foreign exchange forward or a foreign exchange swap must be included in the calculation of whether such Fund has a “material swaps exposure” as defined in the regulations.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, if the Adviser determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, the Fund will limit its investment in NDFs as discussed above.

The staff of the CFTC has issued guidance providing that, for purposes of determining compliance with CFTC Regulation 4.5, and the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are: (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.

The Fund’s use of Financial Instruments may be limited by the provisions of the Code and Treasury Department regulations with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, the Adviser intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. The Adviser intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Adviser believes there will be an active and liquid secondary market.

Accounting Considerations for Financial Instruments. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

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In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

Borrowing and Leverage. The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as “leverage.” The Fund contemplates the use of leverage through borrowings under one or more credit facilities with a national bank, repurchase agreements and the issuance of preferred stock, which is expected to include a related security agreement. The Fund also may issue Preferred Stock and Notes. The issuance of Preferred Stock would permit the Fund to assume leverage in an amount up to 50% of its total assets (taking into account the effect of any outstanding Notes). The use of one or more credit facilities and any issuance of Notes permits the Fund to assume leverage in an amount up to 33 1/3% of its total assets. The borrowings under one or more credit facilities will have and, if issued, Preferred Stock and Notes, would have priority on the income and assets of the Fund over the Common Shares and have certain other rights, including for holders of Preferred Stock, with respect to voting and the election of Directors. In certain circumstances, the net asset value of and distributions payable on Common Shares could be adversely affected by such preferences. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund intends to utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or any preferred stock issuances exceeds the interest or any distributions the Fund has to pay thereon, the Fund’s net income or other gain is greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund’s total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy distributions or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See “Investment Objectives, Policies and Limitations.” This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

When-Issued and Delayed-Delivery Securities and Forward Commitments. The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities, such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed-delivery purchases and forward commitment transactions enable the Fund to “lock in” what the Adviser believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that the counterparty may fail to complete the purchase or sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the Adviser will monitor the creditworthiness of such counterparties.

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The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

The Fund will purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Policies and Limitations. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions. Depending on the terms of the when-issued, delayed-delivery and forward commitment transactions, these transactions may meet the definition of a derivatives transaction under Rule 18f-4 under the 1940 Act and, if they do, they will be subject to the requirements of that rule.

Structured Notes. The Fund may invest in structured notes, such as participatory notes, credit linked notes and securities (“CLNs”), exchange-traded notes (“ETNs”) and other related instruments. These instruments are notes where the principal and/or interest rate or value of the structured note is determined by reference to the performance of an underlying indicator. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators. The interest and/or principal payments that may be made on a structured note may vary widely, depending on a variety of factors, including the volatility of the underlying indicator. The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses. Issuers of structured notes can vary and may include corporations, banks, broker-dealers and limited purpose trusts or other vehicles. Structured notes may be exchange traded or traded OTC and privately negotiated.

Investments in structured notes involve many of the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. Structured notes may be considered hybrid instruments as they may exhibit features of both fixed income securities and derivatives. The return on a structured note that is linked to a particular underlying indicator that pays dividends generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the issuer of the structured note will not fulfill its contractual obligation to complete the transaction with the Fund. Structured notes constitute general unsecured contractual obligations of the issuer of the note and the Fund is relying on the creditworthiness of such issuer and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.

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CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN trust.

The Fund may enter in CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.

The Fund’s investments in CLNs will be subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk, leverage risk and management risk.

Structured notes may also include exchange-traded notes (“ETNs”), which are typically unsecured and unsubordinated like other structured notes. ETN returns are based upon the performance of one or more underlying indicators and typically, no periodic coupon payments are distributed and no principal protections exists, even at maturity. ETNs are listed on an exchange and traded in the secondary market. An ETN can be held until maturity, at which time the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Because fees reduce the amount of return at maturity or upon redemption, if the value of the underlying indicator decreases or does not increase significantly, the Fund may receive less than the principal amount of its investment at maturity or upon redemption. In addition, the value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying indicator, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the underlying indicator. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

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To the extent the Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. Because some investors purchase equity securities with borrowed money, an increase in interest rates can cause a decline in equity prices. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Terrorism Risks. The terrorist attacks in the United States on September 11, 2001, and more recently the war in the Middle East, had and has had a disruptive effect on the U.S. economy and financial markets. Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with the trade and security agreement between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Regulators in the U.S. adopted a number of changes to regulations involving the markets and issuers, some of which implicate a Fund. The full effect of such regulations is not currently known and certain changes to regulation could limit a Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty on their impact to the Fund. Regulators in the U.S. are expected to permit funds to offer both mutual fund share classes and ETF share classes pursuant to exemptive relief. There are structural and operational differences between mutual funds and ETFs, which give rise to different shareholder rights along with other differences in this structure, including differences in portfolio transaction costs and distributions. Any use of this structure by a Fund, if available to it, would be subject to the terms and conditions of such exemptive relief. Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact performance.

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Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

The investment program described above is speculative and entails substantial risks, and the Fund’s risk management methods may not accurately predict future risk exposures. There can be no assurance that the investment objectives of the Fund will be achieved.

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PORTFOLIO TRADING AND TURNOVER RATE

The Fund may engage in active and frequent trading. The Fund’s turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year. The Fund generally does not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund’s transaction costs, which must be borne by the Fund and its Common Shareholders. High portfolio turnover may result in the Fund’s realization of net short-term capital gains that, when distributed to Common Shareholders, will be taxable as ordinary income. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

MANAGEMENT OF THE FUND

Directors and Officers

The Board is responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by TFAM. Subject to the provisions of the Fund’s Articles and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment management agreement and other principal contracts.

The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by TFAM.

The Board of Directors

Name, (Year of Birth), and Address(1)	Positions(s) and Length of Time Served(2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen(4)	Other Directorships Held Outside Fund Complex(5)
Jay P. Leupp
Joseph Welsh

(1)	The business address of each listed person is 1160 Battery Street, Suite 100 East, San Francisco, CA 94111.

(2)	The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. Class I, Class II and Class III Directors shall serve until the Annual Meeting of Common Shareholders held in 2028, 2029 and 2027, respectively, and then until each third Annual Meeting of Common Shareholders thereafter, or until their successors have been duly elected and qualified.

(3)	Except as otherwise indicated, each individual has held the positions, including directorships, shown for at least the last five years. “Other Directorships” includes directorships held during the past five years by the applicable Director.

*	Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Leupp is an interested person of the Fund by virtue of the fact that he is an officer of TFAM and/or its affiliates.

Information about the Officers of the Fund (other than those listed above)

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Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)

(1)	The business address of each listed person is 1160 Battery Street, Suite 100 East, San Francisco, CA 94111.

(2)	Pursuant to the Bylaws of the Fund each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown at least for the last five years.

The Board of Directors

The Board is responsible for managing the business and affairs of the Fund. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment management agreement and other principal contracts. It is the Fund’s policy that at least the majority of the Board shall be comprised of Fund Directors who are not “interested persons” of TFAM (including its affiliates) or the Fund (“Independent Fund Directors”).

The Board intends to appoint Mr. Leupp to serve in the role of Chairman of the Board. Mr. Leupp is not an independent director. The Board believes that the use of an interested director as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Leupp’s role in the day to day operations of the Adviser and his deep expertise in the sector, (ii) the extent to which the work of the Board is conducted through the Audit Committee of the Board (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Fund Director, (iii) the frequency that Independent Fund Directors meet with their independent legal counsel and auditors in the absence of members of the Board of Directors who are interested directors of the Fund and management, and (iv) the overall sophistication of the Independent Fund Directors, both individually and collectively. The members of the Board also complete an annual self-assessment during which the directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board of Directors and in between meetings of the Board to generally act as the liaison between the Board and the Fund’s officers, attorneys and various other service providers, including, but not limited to, the Adviser and other such third parties servicing the Fund. The Board believes that having an interested person serve as Chairman of the Board enables Mr. Leupp to more effectively carry out these liaison activities. The Board also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board to ensure that important matters are brought to the attention of and considered by the Board.

[___] currently serves as the lead Independent Fund Director of the Fund. The Independent Fund Directors have determined that they can act independently and effectively without having an Independent Fund Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Fund Directors to constitute a majority of the Board.

As described below, the Board intends to establish a committee structure through which the Board considers and addresses important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management. The Independent Fund Directors also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. The Board periodically evaluates its structure and composition as well as various aspects of its operations.

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Additional Information About Directors

In nominating each candidate to serve, the Board is generally aware of each Director’s skills, experience, judgment, integrity, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Director, his or her demonstrated willingness to take an independent and questioning stance toward management. For candidates to serve as Independent Fund Directors, independence from the Advisor, its affiliates and other principal service providers is critical. Each Director also has considerable familiarity with the Fund, TFAM, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors. No particular qualification, experience or background establishes the basis for any Director’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.

Independent Fund Directors

[  ]

Directors who are “Interested Persons”

Jay P. Leupp: Mr. Leupp has been our Chief Executive Officer, President and the Chairman of our board of directors since inception. Mr. Leupp is the Managing Partner and Founder of TFAM, where he leads the firm’s global real estate securities investment activities. Prior to founding TFAM, Mr. Leupp spent nine years at Lazard Asset Management LLC, where he was a Managing Director, Founder and Senior Portfolio Manager of the Global Real Estate Securities Investment Team. Before joining Lazard Asset Management in 2011, Mr. Leupp was the Chief Executive Officer of Grubb & Ellis Alesco Global Advisors, where he also served as Founder and Senior Portfolio Manager of the firm’s global real estate securities investment platform. Mr. Leupp has extensive public and private company board experience, including service on the boards of publicly traded real estate and other operating companies, where he has chaired audit committees and served on compensation, investment, and governance committees.

Joseph Welsh: Mr. Welsh has served as a director of the Fund since inception. Mr. Welsh has served as Acting Chief Financial Officer of Terra Firma Asset Management (“TFAM”) since 2020. In that role, he has been responsible for overseeing financial operations and regulatory matters, including managing the transition of TFAM’s mutual fund platform. Mr. Welsh has over twenty years of experience in hedge fund, mutual fund, and investment adviser operations and compliance. Since May 2021, Mr. Welsh has served as Chief Financial Officer and Chief Compliance Officer of Advantage Alpha Capital Partners. Prior to joining Advantage Alpha, Mr. Welsh spent six years at Pivot Point Capital, a long-only hedge fund, where he served as Chief Administrative Officer and Chief Compliance Officer.

Information About Committees

The Fund has two standing committees, each of which enhances the leadership structure of the Board: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Fund Directors.

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The Audit Committee is comprised of Messrs. [_____], all of whom are “independent” as defined in the listing standard of the NYSE. Mr. [_____] is the Chair of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that was most recently reviewed and approved by the Board on [_____]. The Audit Committee Charter is available at the Fund’s website, www.terrafirmaam.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Audit Committee, as representatives of the Common Shareholders. The independent accountants for the Fund report directly to the Audit Committee. During the last fiscal year, the Audit Committee held no meetings.

The Nominating and Corporate Governance Committee is comprised of Messrs. [_____]. Mr. [_____]is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become members of the Board in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider director candidates recommended by Common Shareholders. In considering candidates submitted by Common Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of Common Shareholders. Common Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) whether the Common Shareholder proposing such nominee believes the proposed nominee is, or is not, an “interested person”, (ii) the name and address, as they appear on the Fund’s books, of the Common Shareholder proposing such business or nomination, (iii) a representation that the Common Shareholder is a holder of record of Common Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the Common Shareholder plans to deliver or solicit proxies from other Common Shareholders; (v) the class and number of Common Shares of the capital stock of the Fund, which are beneficially owned by the Common Shareholder and the proposed nominee to the Board, (vi) any material interest of the Common Shareholder or nominee in such business; (vii) the extent to which such Common Shareholder (including such Common Shareholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the Common Shares or the daily quoted market price of the Fund held by such Common Shareholder (including the Common Shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; (viii) any substantial interest, direct or indirect, of such Common Shareholder or the proposed nominee in the Fund other than interest arising from ownership of Common Shares; (ix) to the extent known by such Common Shareholder, the name and address of any other Common Shareholder supporting the proposed nominee; (x) the nominee holder for, and number of, Common Shares owned beneficially but not of record by such Common Shareholder; (xi) the investment strategy or objective, if any, of such Common Shareholder who is not an individual and a copy of the Prospectus, offering memorandum, or similar document, if any; and (xii) such other information regarding such nominee proposed by such Common Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each eligible Common Shareholder or Common Shareholder group may submit no more than one Independent Fund Director nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a director of the Fund. During the last fiscal year, the Nominating and Corporate Governance Committee held no meetings.

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INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

TFAM serves as the investment manager to the Fund pursuant to a management agreement with the Fund, dated as of April [__], 2026 (“Management Agreement”). TFAM also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds and other registered investment companies. As of March 24, 2026, TFAM and its affiliates had $50 million in assets under advisement. TFAM is located at 1160 Battery Street, Suite 100 East, San Francisco, CA 94111.

The Management Agreement provides, in substance, that TFAM will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits TFAM to effect securities transactions on behalf of the Fund through associated persons of TFAM. The Management Agreement also specifically permits TFAM to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although TFAM has no current plans to pay a material amount of such compensation.

The Management Agreement provides that TFAM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against TFAM, in connection with its obligations under the Management Agreement or administration agreement (described below), ends with a determination that TFAM acted without culpability, the Fund will reimburse TFAM for reasonable attorney’s fees and other expenses. In the event a matter ends without a court ruling on TFAM’s culpability, any unresolved issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to TFAM if (1) a committee of non-party disinterested Directors or independent legal counsel determines that TFAM is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

TFAM provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. TFAM will pay all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of TFAM. Director(s) and/or officer(s) of TFAM currently serve as Directors and officers of the Fund. See “Management of the Fund–Directors and Officers.”

Pursuant to the Management Agreement, the Fund agrees to pay TFAM an annual management fee, payable on a monthly basis, at the annual rate of 1.00% of the Fund’s average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (“Managed Assets”).

TFAM provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to an administration agreement with the Fund, dated as of [__] (“Administration Agreement”). Under the Administration Agreement, TFAM also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund’s stockholder servicing agent. TFAM provides the direct stockholder services specified in the Administration Agreement and assist the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. TFAM solicits and gathers stockholder proxies, performs services connected with the Fund’s exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

For administrative services, the Fund pays TFAM at the annual rate of [0.00]% of average daily Managed Assets. With the Fund’s consent, TFAM may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services. Currently, TFAM in the future may retain as sub-administrator under a Sub-Administration Agreement. If TFAM were to do so, TFAM would expect to pay any such sub-administrator a fee for all services received under the Sub-Administration Agreement.

All fees and expenses are accrued daily and are deducted before payment of distributions to Common Shareholders. The Management Agreement continues until [______________]. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Directors or by a 1940 Act majority vote of the outstanding stock of the Fund. The Administration Agreement continues until [______________]. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, and (2) by the vote of a majority of the Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

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The Management Agreement is terminable, without penalty, on 60 days’ written notice either by the Fund or by TFAM. The Administration Agreement is terminable, without penalty, on 60 days’ written notice either by TFAM or by the Fund. Each Agreement will terminate automatically if it is assigned.

Except as otherwise described in the Prospectus, the Fund will pay, in addition to the management fee described above, all expenses not assumed by TFAM, including, without limitation, fees and expenses of Directors who are not “interested persons” of TFAM or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying Fund shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining NAV of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund will also be responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Management and Control of TFAM

TFAM, with its principal offices at 1160 Battery Street, Suite 100 East, San Francisco, CA 94111, is a registered investment adviser and solely owned by Mr. Leupp.

Portfolio Manager Information

Jay P. Leupp (Managing Director of TFAM), serves as the portfolio manager of the Fund. The table below describes the accounts for which he has day-to-day management responsibility as of April [__], 2026.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ millions)
Registered Investment Companies*	[___]	$[___]	—	—
Other Pooled Investment Vehicles**	[___]	$[___]	—	—
Other Accounts***	[___]	$[___]	—	—

*	Registered Investment Companies include: Mutual Funds.

**	A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

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Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, the portfolio manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent the Fund from participating in a transaction that another account or fund managed by the same portfolio manager will invest. For example, the 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Fund may participate. Further, the Adviser may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if the Adviser and the portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible. In the ordinary course of operations, certain businesses within the TFAM organization will seek access to material nonpublic information. For instance, the TFAM portfolio manager may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, the TFAM portfolio manager may be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “workout” activity, which participation could provide access to material nonpublic information. The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by TFAM. When considering whether to acquire material nonpublic information, TFAM will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of TFAM’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since TFAM may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that TFAM, including the Fund, may purchase or potentially limiting the ability of TFAM, including the Fund, to sell such securities or instruments. Similarly, where TFAM declines access to (or otherwise does not receive or share within TFAM) material non-public information regarding an issuer, the portfolio manager could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio manager in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, TFAM will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material nonpublic information, including declining to join a creditors or similar committee. TFAM and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Compensation of Portfolio Manager

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the portfolio manager consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation, (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to the portfolio manager is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of the Fund.

Restrictive Covenants. Most investment professionals, including portfolio managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Fund’s Portfolio Manager in the Registrant as of April [__], 2026.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Jay P. Leupp

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001-$50,000	G = Over $1,000,000
D = $50,001-$100,000

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PORTFOLIO TRANSACTIONS

Other Investment Companies or Accounts Managed

The investment decisions concerning the Fund and the other registered investment companies managed by TFAM (collectively, “Other TFAM Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other TFAM Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other TFAM Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by TFAM have varied from one another in the past and are likely to vary in the future. In addition, TFAM or its affiliates may manage one or more Other TFAM Funds or other accounts with similar investment objectives and strategies as the Fund that may have risks that are greater or less than the Fund.

There may be occasions when the Fund and one or more of the Other TFAM Funds or other accounts or funds managed by TFAM are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations. The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Fund and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Directors that the desirability of the Fund having its advisory arrangements with TFAM outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of TFAM (including the Fund, the Other TFAM Funds, and other managed funds or accounts) and personnel of TFAM and its affiliates. These may include, for example, limits that may be imposed in certain industries or by certain companies, and policies of TFAM that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Proxy Voting

The Board has delegated to TFAM the responsibility to vote proxies related to the securities held in the Fund’s portfolio. Under this authority, TFAM would be required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its Common Shareholders. The Board permits TFAM to contract with a third party to obtain proxy voting and related services, including research of current issues.

TFAM has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that TFAM votes proxies prudently and in the best interest of its advisory clients for whom TFAM has voting authority, including the Fund. The Proxy Voting Policy also describes how TFAM addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

TFAM’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, TFAM utilizes [Glass, Lewis & Co. (“Glass Lewis”)] to vote proxies in accordance with TFAM’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party. TFAM retains final authority and fiduciary responsibility for proxy voting. TFAM believes that this process is reasonably designed to address material conflicts of interest that may arise between TFAM and a client as to how proxies are voted.

In the event that an investment professional at TFAM believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between TFAM and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case [Glass Lewis] shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

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The Fund may invest in shares of affiliated funds and may own substantial portions of these underlying affiliated funds. When the Fund holds shares of underlying affiliated funds, the Fund will vote proxies of those funds in the same proportion as the vote of all other holders of the fund’s shares, unless the Board otherwise instructs. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 415-940-1656 (toll-free) or by visiting terrafirmaam.com or the website of the SEC, www.sec.gov.

Brokerage and Research Services

Orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by TFAM pursuant to the terms of the advisory agreement. In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. While affiliates of TFAM are permitted to act as brokers for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”), the Fund generally uses unaffiliated brokers.

For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

The amount of brokerage commissions paid by the Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by the Adviser, investment strategy changes, changing asset levels, stockholder activity, and/or portfolio turnover.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker other than an Affiliated Broker to execute Fund transactions, TFAM generally considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers.

The Fund may use an Affiliated Broker where, in the judgment of TFAM, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Fund and TFAM expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in TFAM’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of the Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Directors shall from time to time review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.

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To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions, the Adviser considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.

A committee comprised of officers of TFAM who are on the portfolio management team of the Fund and Other TFAM Funds (collectively, “TFAM Funds”) and potentially some of TFAM’s managed accounts (“Managed Accounts”) shall periodically evaluate throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the TFAM Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the TFAM Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the TFAM Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if TFAM determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. TFAM believes that those research services shall benefit the Fund by supplementing the information otherwise available to the Adviser. That research may also be used by TFAM in servicing Other TFAM Funds and in servicing the Managed Accounts. On the other hand, research received by the Adviser from brokers effecting portfolio transactions on behalf of the Other TFAM Funds and from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

In certain instances, TFAM may specifically allocate brokerage for research services (including research reports on issuers and industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Adviser’s normal internal research activities, TFAM’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, TFAM is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to TFAM by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Adviser and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, TFAM always considers its best execution obligation when deciding which broker to utilize.

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Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with TFAM (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Fund and reported to the Board.

DISTRIBUTIONS

To permit the Fund to obtain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of distributable cash flow received as cash distributions from its portfolio securities in a particular period. Such undistributed cash flow would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s net cash flow due to fluctuations in cash distributions received on portfolio securities (or other sources of income) or expenses or due to an increase in the distribution rate or interest rate on the Fund’s borrowings, Preferred Stock or Notes, if any. As a result, the distributions the Fund pays for any particular period may be more or less than the amount of cash flow received as cash distributions from portfolio securities during such period. Undistributed cash flow received as cash distributions from portfolio securities are be included in the Fund’s NAV and, correspondingly, distributions from undistributed cash flow received as cash distributions from portfolio securities will reduce that NAV.

For information relating to the impact of the borrowings or the issuance of Preferred Stock or Notes on the distributions made by the Fund to Common Shareholders, see “Use of Leverage” in the Prospectus.

While any borrowings or Notes are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 300% of the principal amount of any borrowings or Notes. While any Preferred Stock is outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Stock have been paid and (2) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Stock.

DESCRIPTION OF SHARES

Common Shares

The Articles authorize the issuance of [one billion (1,000,000,000)] shares. The Common Shares will be issued with a par value of $0.0001 per share. All Common Shares has equal rights as to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Stock is outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after giving effect to such distributions. See “Preferred Stock” below. Whenever borrowings or Notes are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless asset coverage (as defined in the 1940 Act) with respect to the borrowings or Notes would be at least 300%.

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The Common Shares are expected to be listed on the New York Stock Exchange. The Fund intends to hold annual meetings of Common Shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade at prices lower than NAV. Shares of closed-end investment companies have during some periods traded at prices higher than NAV and during other periods traded at prices lower than NAV. There can be no assurance that Common Shares or shares of other closed-end funds will trade at a price higher than NAV in the future. NAV generally increases when interest rates decline, and decreases when interest rates rise. Whether investors will realize gains or losses upon the sale of Common Shares will not depend solely upon the Fund’s NAV but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund” and the Fund’s Prospectus under “Use of Leverage.”

Preferred Stock

The Articles authorize the Board to create additional classes of stock. Preferred Stock may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the Common Shareholders.

Although the terms of any Preferred Stock, including their distribution rate, voting rights, liquidation preference and redemption provisions, would be determined by the Board (subject to applicable law and the Articles) if it authorizes a Preferred Stock offering, Preferred Stock would likely pay distributions based on short-term rates. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Stock may be as stated below.

Limited Issuance of Preferred Stock. Under the 1940 Act, the Fund could issue Preferred Stock with an aggregate liquidation value of up to one-half of the value of the Fund’s net assets, measured immediately after issuance of the Preferred Stock. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Stock is less than one-half of the value of the Fund’s net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Stock for purposes of these asset coverage requirements. If the Fund has any Preferred Stock outstanding, the Fund intends to purchase or redeem Preferred Stock, if necessary, to keep the liquidation value of the Preferred Stock plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund’s net assets.

Distribution Preference. Any Preferred Stock would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Stock (“Preferred Stockholders”) would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders would not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

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Voting Rights. In connection with any issuance of Preferred Stock, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Stock be voting shares. Except as otherwise provided in the Articles or otherwise required by applicable law, Preferred Stockholders would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s Directors, Preferred Stockholders, voting as a separate class, would also be entitled to elect two of the Fund’s Directors, and the remaining Directors shall be elected by Common Shareholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Stock shall be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Stock, voting as a separate class, would be entitled to elect a majority of the Fund’s Directors until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objectives, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under “Investment Objectives, Policies and Limitations.” The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Stock necessary to authorize the action in question.

Preferred Stockholders would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Stock by the Fund. The terms of Preferred Stock may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Stock and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Stock by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

The Fund currently does not intend to issue Preferred Stock. The discussion above describes the possible offering of preferred shares by the Fund. If the Board determines to authorize such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the Articles.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BYLAWS

The Fund’s Articles of Incorporation (“Articles”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

The Articles require a vote by a majority of the Directors, including a majority of the Independent Fund Directors, of the Fund, and holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund’s conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease or exchange of all or substantially all of the Fund’s assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million ($1,000,000) or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Fund Directors, then the affirmative vote of the holders of only a majority of the Fund’s shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Fund Directors, no stockholder vote is required to authorize such action. The term “Principal Stockholder” means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. As discussed in the Prospectus, certain of the actions described above also require approval by the holders of the Preferred Shares, tallied separately. Certain of the transactions described above, even if approved by Common Shareholders, may be prohibited by the 1940 Act.

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The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund’s business or management and may have the effect of depriving Common Shareholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its Common Shareholders.

The Bylaws provide that certain federal or state courts in Maryland shall, to the fullest extent permitted by law, be the sole and exclusive forum in which certain types of litigation may be brought unless the Fund consents in writing to the selection of an alternative forum. The Bylaws further provide that any person or entity purchasing or otherwise acquiring any interest in any security of the Fund shall be deemed to have notice of, and consented to, the exclusive forum provisions therein.

The Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a Common Shareholders’ meeting where the Fund has not received notice (that is compliant with Bylaw requirements) of the matters generally at least 120 but no more than 150 days prior to the first anniversary of the date of mailing of the preceding year’s annual meeting of Common Shareholders.

Reference should be made to the Articles and Bylaws on file with the SEC for the full text of these provisions.

REPURCHASE OF COMMON STOCK; TENDER OFFERS;
CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company, and as such its Common Shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares trades in the open market at a price that is a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than NAV. The Board regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has Preferred Stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Stock have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

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The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to Common Shareholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to NAV, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on any Preferred Stock and/or Notes issued by the Fund and general market and economic conditions.

See “Anti-Takeover Provisions in the Articles of Incorporation and Bylaws” in the Prospectus and “Certain Provisions in the Articles of Incorporation and Bylaws” in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Stock and Notes then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), if any, and the Fund’s Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end management investment company, Common Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Stock or Notes are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund’s Prospectus under “Risks – Leverage Risk.”

Before deciding whether to take any action if the Fund’s Common Shares trades below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Common Shareholders, market considerations and alternative actions that might be taken. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its Common Shareholders, that the Fund should not be converted to an open-end structure and, perhaps, that no action should be taken at that time.

TAX MATTERS

The following is a general summary of certain material U.S. federal income tax considerations affecting the Fund, the Fund’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the Fund’s Common Shareholders with respect to the purchase, ownership, and disposition of Common Shares. This discussion applies only to beneficial owners that acquired Common Shares in an initial offering.

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This summary is based on the Code, the U.S. Treasury Regulations promulgated thereunder, published judicial and administrative interpretations of those laws, and other applicable authorities, all as in effect and available on the date hereof and all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. The Fund has not sought, and does not expect to seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. No assurance can be given that (i) the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below, or (ii) future legislation or regulations or other changes in law will not materially affect the tax aspects set forth below. Any such change, even though made after an investor has invested in the Fund, could be applied retroactively. Tax matters are complicated, and this summary does not purport to be a complete description of all the U.S. federal income tax considerations applicable to an investment in Common Shares. In particular, this summary does not describe certain considerations that may be relevant to certain types of Common Shareholders subject to special treatment under U.S. federal income tax laws, including, but not limited to, persons subject to the net investment income or the alternative minimum tax provisions of the Code, entities treated as partnerships or other flow-through entities for United States federal income tax purposes, financial institutions, tax-exempt organizations, insurance companies, traders in securities that elect mark-to-market, dealers in securities or foreign currencies, governmental organizations, persons who received their Common Shares through the exercise of employee stock options or otherwise as compensation, persons who have a functional currency other than the United States dollar, persons who held their Common Shares as “qualified small business stock” within the meaning of Section 1202 or Section 1045 of the Code or “Section 1244 stock” within the meaning of Section 1244 of the Code, persons who held their Common Shares as part of a constructive sale, hedge, straddle, conversion transaction, synthetic security or other integrated investment or risk reduction transaction, controlled foreign corporations, passive foreign investment companies, and U.S. expatriates. This summary does not discuss any aspect of state, local or foreign tax laws, or the U.S. estate or gift tax. Except as set forth below, this summary does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund were to invest in tax-exempt securities or certain other investment assets.

Except as set forth below, this discussion applies only to a U.S. Common Shareholder that holds Common Shares as a capital asset within the meaning of Section 1221 of the Code (generally, an asset held for investment). If a partnership holds Common Shares, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the partner’s status and the partnership’s activities.

For purposes of this summary, a “U.S. Common Shareholder” is a beneficial owner of Common Shares who is for U.S. federal income tax purposes:

•	an individual who is a citizen or a resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	a trust, if a court within the United States has primary supervision over its administration and one or more “U.S. persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “non-U.S. Common Shareholder” is a beneficial owner of Common Shares that is not a U.S. Common Shareholder.

The tax consequences of an investment in and holding Common Shares will depend on the particular facts of each investor’s situation. Prospective investors are advised to consult their own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of Common Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws, before making an investment in Common Shares.

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Taxation of the Fund

The Fund intends to elect to be treated as, and to qualify each taxable year for treatment as, a RIC. In order to qualify for the special tax treatment accorded to RICs and their Common Shareholders, the Fund must, among other things:

(a)             derive at least 90% of its gross income each taxable year from the following sources, which are referred to herein as “Qualifying Income”: (1) interest (including tax-exempt interest), dividends, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or foreign currencies and (2) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (1) above (each, a “Qualified Publicly Traded Partnership”) (“Qualifying Income Requirement”);

(b)             diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the market value of the Fund’s total assets is invested in the securities of (A) any one issuer (other than U.S. government securities and the securities of other RICs), (B) any two or more issuers (other than the securities of other RICs) that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (C) any one or more Qualified Publicly Traded Partnerships (“Diversification Requirement”); and

(c)             with respect to each taxable year, distribute to its Common Shareholders an amount at least equal to the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions) (the “Distribution Requirement”).

The Fund intends to distribute all or substantially all of such income at least annually in order to satisfy the Distribution Requirement. The Fund will be subject to U.S. federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders. See “Taxation of the Common Shareholders” below for a description of the consequences to the Fund’s Common Shareholders of its retention of net capital gain. There can be no assurance that the Fund’s distributions will be sufficient to eliminate all taxes in all periods.

Income from the Fund’s investments in grantor trusts that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust that would be Qualifying Income if earned directly by the Fund. The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

To the extent the Fund fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax, the Fund will be subject to a 4% nondeductible U.S. federal excise tax (“Excise Tax”). While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the Excise Tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year, payable to Common Shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by the Fund’s Common Shareholders on December 31st of the year the distributions are declared, rather than when the distributions are actually received.

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If for any taxable year the Fund fails to qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular U.S. federal corporate income tax rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (provided certain holding period and other requirements are met) (i) to be treated as qualified dividend income in the case of individual Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before qualifying for taxation as a RIC. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund failed to qualify as a RIC for a period greater than two (2) taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of five (5) years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

As described under “Use of Leverage and Related Risks” above, if the Fund issues Preferred Stock, then, at any time when Preferred Stock is outstanding, and the Fund’s assets are insufficient to satisfy certain requirements, the Fund will be required to suspend distributions to holders of the Common Shares until those requirements are satisfied. Doing so may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability or both. The Fund may repurchase or otherwise retire shares of Preferred Stock in an effort to comply with the Distribution Requirement.

Taxation of the Common Shareholders

U.S. Common Shareholders

The following discussion applies only to U.S. Common Shareholders. If you are not a U.S. Common Shareholder, this section does not apply to you. The Fund will either distribute or retain for reinvestment all or part of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). If the Fund retains any net capital gain, the Fund will be subject to U.S. federal income tax at regular corporate rates on such amount. In such case, the Fund may designate all or part of the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom (1) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against the Common Shareholder’s U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability, and (3) will increase the Common Shareholder’s tax basis in its Common Shares by the excess of the amount described in clause (1) over the amount described in clause (2) above.

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in shares of stock of the Fund. Such distributions (if reported by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the Common Shareholder) (1) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (2) in the case of individual Common Shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income.

Distributions of net capital gain reported as capital gains distributions, if any, are taxable to a Common Shareholder as long-term capital gains, whether paid in cash or reinvested in shares of stock of the Fund, regardless of how long the Common Shareholder has held the Common Shares. Capital gain distributions are not eligible for the dividends received deduction.

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If, for any calendar year, the total distributions exceed both current and accumulated earnings and profits of the Fund, the excess will generally be treated as a tax-free return of capital up to the amount of a Common Shareholder’s tax basis in the Common Shares. The amount treated as a tax-free return of capital will reduce a Common Shareholder’s tax basis in the Common Shares, thereby increasing such Common Shareholder’s potential gain or reducing its potential loss on the sale of the Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s tax basis in its Common Shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares. The Fund may make distributions that are taxable even during periods in which the Fund’s share price has declined. Prospective investors should be aware that the price of shares of the Fund’s stock may reflect the value of an upcoming distribution. Any such distribution will be taxable to a Common Shareholder even though it could be considered a return of capital in an economic sense. Distributions are taxable to a Common Shareholder even if they are paid from net income or gains the Fund earned before the Common Shareholder’s investment (and thus included in the price the Common Shareholder paid).

Dividends and other distributions by the Fund are generally treated under the Code as received by the Common Shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its Common Shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each Common Shareholder on December 31 of the year in which the dividend was declared.

Common Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, Common Shareholders with capital loss are urged to consult their tax advisers.

Upon a sale, exchange, or other disposition of shares of stock of the Fund, a Common Shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the Common Shareholder’s adjusted tax basis in the Common Shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed to the extent the Common Shares disposed of are replaced by substantially identical Common Shares within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of such Common Shares. In such a case, the basis of the acquired shares will be adjusted to reflect the disallowed loss.

The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. Such income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. A portion of the income dividends paid by the Fund may be qualified dividend income eligible to be taxed at reduced rates.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their modified adjusted gross income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Common Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

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Any loss realized upon a taxable disposition of shares of Fund stock held for six months or less will be treated for U.S. federal income tax purposes as long-term capital loss, rather than short-term capital loss, to the extent of any long-term capital gain distributions received by the Common Shareholder (or amounts credited to the Common Shareholder as an undistributed capital gain) with respect to such shares of Fund stock. Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax), state, local or foreign tax consequences to them of investing in the Fund.

A Common Shareholder’s basis in Common Shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis method, unless the Common Shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Common Shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund Common Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its Common Shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund Common Shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Non-U.S. Common Shareholders

The following discussion applies only to persons that are non-U.S. Common Shareholders. If you are not a non-U.S. Common Shareholder, this section does not apply to you. Whether an investment in Common Shares is appropriate for a non-U.S. Common Shareholder will depend upon that person’s particular circumstances. An investment in Common Shares by a non-U.S. Common Shareholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. Common Shareholder. Non-U.S. Common Shareholders are urged to consult their tax advisors before investing in Common Shares.

Distributions of the Fund’s “investment company taxable income” to non-U.S. Common Shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to U.S. federal withholding tax at a 30% rate (unless lowered or eliminated by an applicable income tax treaty) as dividends to the extent of the Fund’s current and accumulated earnings and profits unless an exemption applies.

If a non-U.S. Common Shareholder receives distributions and those distributions are effectively connected with a U.S. trade or business of the non-U.S. Common Shareholder and, if an income tax treaty applies, attributable to a permanent establishment or fixed base maintained by the non-U.S. Common Shareholder in the United States, those distributions generally will be subject to U.S. federal income tax at the rates applicable to “U.S. persons” (as defined by Section 7701(a)(30) of the Code). In that case, the Fund will not be required to withhold U.S. federal income tax if the non-U.S. Common Shareholder complies with applicable certification and disclosure requirements. In addition, a non-U.S. Common Shareholder that is a foreign corporation may be subject to U.S. federal branch profits tax at a 30% rate (unless lowered or eliminated by an applicable income tax treaty).

In general, no U.S. source withholding taxes will be imposed on dividends paid by the Fund to non-U.S. Common Shareholders to the extent the dividends properly designated as “interest related dividends” or as “short-term capital gain dividends.” Under this exemption, interest related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. Common Shareholder, and that satisfy certain other requirements. No assurance can be given that the Fund will distribute any interest related dividends or short-term capital gain dividends.

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Actual or deemed distributions of the Fund’s net capital gain (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. Common Shareholder, and gains recognized by a non-U.S. Common Shareholder upon the sale of shares of stock of the Fund, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. Common Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. Common Shareholder in the United States, (b) the non-U.S. Common Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied, or (c) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the non-U.S. Common Shareholder’s sale of shares of the Fund. For a corporate non-U.S. Common Shareholder, distributions (both actual and deemed), and gains recognized upon the sale of Common Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. Common Shareholders of Common Shares are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share repurchase by a greater-than-5% non-U.S. Common Shareholder or any non-U.S. Common Shareholder if shares of stock of the Fund are not considered regularly traded on an established securities market, in which case such non-U.S. Common Shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the repurchase.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a non-U.S. Common Shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, or (ii) gains realized by the Fund on the disposition of USRPIs would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. Common Shareholders, and would be subject to U.S. withholding tax. In addition, such distributions could result in the non-U.S. Common Shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. Common Shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. Common Shareholder’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE. Non-U.S. Common Shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Non-U.S. Common Shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of shares of stock of the Fund.

If the Fund distributes its net capital gain in the form of deemed rather than actual distributions, a non-U.S. Common Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Common Shareholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. Common Shareholder must obtain a U.S. taxpayer identification number (“TIN”) (if one has not previously been obtained and has not expired) and file a U.S. federal income tax return even if the non-U.S. Common Shareholder would not otherwise be required to obtain a U.S. TIN or file a U.S. federal income tax return.

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A non-U.S. Common Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. Moreover, a beneficial holder of shares of stock of the Fund who is not a “U.S. person” (within the meaning of Section 7701(a)(30) of the Code) may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax Consequences of Certain Investments of the Fund

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction, if any), (ii) convert lower taxed long-term capital gains and qualified dividend income, if any, into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as “good income” for purposes of the Distribution Requirement. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Real Estate Investment Trusts (REITs). If a REIT fails to qualify for taxation as a REIT in any taxable yearand relief provisions do not apply, then the REIT will be subject to U.S. federal income tax on its taxable income at regular corporate rates and also may be subject to penalties and interest. Although a REIT generally is not subject to U.S. federal income tax, a REIT nevertheless may be subject to various entity-level taxes, including, but not limited to: (i) U.S. federal income tax at regular corporate rates on the retained portion of its “REIT taxable income,” which generally is defined as taxable income (subject to certain adjustments), including net capital gains, less distributions to shareholders; (ii) U.S. federal income tax at the highest corporate rate on its net income from “foreclosure property”; (iii) a 100% U.S. federal excise tax on its net income derived from a “prohibited transaction,” which generally includes a sale or other disposition of “dealer property” (i.e., property that is held primarily for sale to customers in the ordinary course of a trade or business (other than foreclosure property)); and (iv) a 4% U.S. federal excise tax if it fails to make certain minimum distributions each calendar year.

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, such distributions could constitute a return of capital to Fund Common Shareholders for U.S. federal income tax purposes.

Investments in REIT equity securities also may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Distributions by the Fund to its Common Shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate Common Shareholders. Non-corporate Common Shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its Common Shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the Common Shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

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After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in the Fund also having to re-categorize some of the distributions it made to its Common Shareholders. These changes would be reflected in the annual IRS Form 1099, together with other tax information. Those forms generally will be distributed to Common Shareholders in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its Common Shareholders on a single form (rather than having to send amended forms).

The Code allows individuals and certain non-corporate entities a deduction for 20% of “qualified REIT dividends.” U.S. Treasury Regulations allow a RIC to pass the character of its qualified REIT dividends through to its Common Shareholders, provided they meet certain holding period requirements. As a result, a Fund Common Shareholder will be eligible to receive the benefit of the 20% deduction with respect to the Fund’s REIT-based dividends.

Mortgage-Related Securities. The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. Under a notice issued by the IRS in October 2006 and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP — referred to in the Code as an “excess inclusion”— will be subject to U.S. federal income tax in all events.

The Notice also provides, and the U.S. Treasury Regulations are expected to provide, that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its Common Shareholders generally in proportion to dividends paid, (3) inform Common Shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest U.S. federal income tax rate imposed on corporations) on the excess inclusion income allocable to its Common Shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its Common Shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Hedging and Other Transactions. The Fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles” and “constructive sales”) that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. Such rules could therefore affect the character, amount and timing of distributions to the Fund’s Common Shareholders. Certain of these provisions may also (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement, (c) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income and/or (d) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment.

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Foreign Securities. Interest, dividends, or other income (including, in some cases, capital gains) the Fund receives from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that can reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.

Passive Foreign Investment Companies (PFICs). The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to U.S. federal income tax on a portion of any “excess distribution” the Fund receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”) even if the Fund distributes the PFIC income as a taxable dividend to its Common Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its Common Shareholders. Elections may be available to the Fund to mitigate the effect of such tax (if certain information is made available) and the additional charges, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income.

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. This might prevent the Fund from satisfying the Distribution Requirement, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the Excise Tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the Fund’s Common Shareholders.

Prospective investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the foreign corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Securities Issued or Purchased at a Discount. The Fund may acquire zero coupon or other securities issued with original issue discount (“OID”), with the result being that the Fund must include in gross income the OID that accrues on such obligations during the taxable year before amounts due under such obligations are paid (with such accrued OID increasing the amount the Fund must distribute in order to satisfy the Distribution Requirement or avoid the Excise Tax). Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). All or a portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

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“Section 1256 Contracts”. The Fund’s investment in so-called “section 1256 contracts,” including, but not limited to, regulated futures contracts, certain foreign currency forward contracts traded in the interbank market, options on certain stock indices, and interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) are required to be marked to their fair market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its Common Shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable to its Common Shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

Options. The premium the Fund receives for writing (selling) a put or call option is not included in gross income at the time of receipt. If an option written (sold) by the Fund expires unexercised, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. When an option written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

Foreign Currency Gain or Loss. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities or expenses are generally treated as ordinary income or loss. Similarly, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from Financial Instruments on or involving foreign currencies and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, and (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, generally will be treated as ordinary income or loss. Such gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its Common Shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Fund’s “section 988 losses” exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to Common Shareholders, rather than as a dividend, thereby reducing each Common Shareholder’s basis in its Common Shares. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion.

Backup Withholding

The Fund generally is required to withhold and to remit to the U.S. Treasury Department a percentage of the taxable distributions and sale or redemption proceeds paid to any Common Shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The U.S. federal backup withholding tax rate is currently 24%.

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Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a stockholder recognizes a loss of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Obligations

A non-U.S. Common Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. Common Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. Common Shareholder or otherwise establishes an exemption from backup withholding.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require that the Fund obtain information sufficient to identify the status of each Common Shareholder under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a Common Shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Common Shareholder on ordinary dividends the Fund pays to that Common Shareholder. The IRS and the Department of Treasury have issued proposed regulations providing that such withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends paid by the Fund. If a payment made by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. Common Shareholders described above (e.g., interest-related dividends). In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. Common Shareholder and the status of the intermediaries through which they hold their Fund stock, non-U.S. Common Shareholders could be subject to this 30% withholding tax with respect to distributions on their Fund stock and proceeds from the sale of their Fund stock. Under certain circumstances, a non-U.S. Common Shareholder might be eligible for refunds or credits of such taxes.

*                *                *

The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Fund and its Common Shareholders. No attempt is made to present a complete explanation of the U.S. federal tax treatment of the Fund’s activities, and this discussion is not intended to be a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and their purchasing, holding and disposing of Common Shares.

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REPORTS TO STOCKHOLDERS

Common Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

[name], [address], serves as custodian for assets of the Fund. [name], [address], serves as the transfer agent, registrar and distribution disbursement agent for the Common Shares. [name] also serves as agent for the Distribution Reinvestment Plan relating to the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[name], [address], serves as independent auditors for the Fund. [name] provides audit services and tax return preparation.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company. As of [_____________], 2026, the Fund did not know of any person or entity who “controlled” the Fund.

In addition, the Directors and officers of the Fund, in the aggregate, owned less than 1% of the Fund’s outstanding Common Shares as of [______________], 2026. Information regarding each Director’s and portfolio manager’s ownership of Common Shares is set forth above under “Ownership of Securities.”

As of [______________], 2026, the Fund did not know of any person who owned of record or beneficially 5% or more of the outstanding Common Shares of the Fund other than those listed below.

COUNSEL

[  ] will pass upon certain legal matters in connection with Common Shares offered by the Fund, and also acts as counsel to the Fund.

FINANCIAL STATEMENTS

[To be filed by amendment.]

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s website (http://www.sec.gov).

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APPENDIX A RATINGS

Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings Long-Term Issue Credit Ratings*:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) -- Global Long-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch Ratings, Inc. (“Fitch”) -- Corporate Finance Obligations – Long-Term Rating Scale:

The following descriptions have been published by Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC – Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC – Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C – Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

DBRS -- Long-Term Obligations Rating Scale:

The following descriptions have been published by Morningstar DBRS.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C rating categories are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange. See the Default Definition document on dbrs.morningstar.com under Understanding Ratings for more information.

S&P Global Ratings -- Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s -- Global Short-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch -- Short-Term Ratings Assigned to Issuers and Obligations:

The following descriptions have been published by Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.

F1 – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.

F2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High Short-Term Default Risk. Default is a real possibility.

RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS -- Commercial Paper and Short-Term Debt Rating Scale:

The following descriptions have been published by Morningstar DBRS.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – When the issuer has filed under any applicable bankruptcy, insolvency, or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See the Default Definition document on dbrs.morningstar.com under Understanding Ratings for more information.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to the Registration Statement on Form N-2.

2.	Exhibits:

a.	Articles of Incorporation, dated [ ] (+)

b.	By-Laws of the Registrant(+)

c.	Not Applicable

d.	Not Applicable

e.	Form of Dividend Reinvestment Plan(+)

f.	Not Applicable

g.	(i)	Form of Investment Advisory Agreement between the Registrant and Terra Firma Asset Management, LLC (the “Adviser”)(+)

(ii)	Form of Investment Sub-Advisory Agreement among Registrant, the Adviser and [ ] (the “Sub-Adviser”)(+)

h.	Form of Underwriting Agreement(+)

i.	Not Applicable

j.	(i)	Form of Custody Agreement(+)

(ii)	Form of Foreign Custody Manager Agreement(+)

k.	(i)	Form of Administration Agreement(+)

(ii)	Form of Transfer Agency Agreement(+)

(iii)	Form of Fund Accounting Agreement(+)

l.	Opinion and Consent of [ ](+)

m.	Not Applicable

n.	Consent of Independent Registered Public Accounting Firm(+)

o.	Not Applicable

p.	Form of Subscription Agreement(+)

q.	Not Applicable

r.	(i)	Code of Ethics of Registrant and the Adviser(+)

(ii)	Code of Ethics of the Sub-Adviser(+)

s.	Calculation of Filing Fee Tables(*)

t.	Power of Attorney(+)

(*) Filed herewith.

(+) To be filed by subsequent amendment.

Item 26. Marketing Arrangements

Reference is made to Exhibit (h) to this Registration Statement to be filed by further amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Legal Fees and Expenses	$	(*)
Independent Registered Public Accounting Firm Fees	$	(*)
New York Stock Exchange Listing Fees	$	(*)
FINRA Fees	$	(*)
Securities and Exchange Commission Filing Fees	$	(*)
Miscellaneous	$	(*)
Total	$	(*)

(*) To be filed by amendment

Item 28. Persons Controlled by or under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

As of [  ], 2026, the number of record holders of each class of securities of Registrant was as follows:

Title of Class	Number of Record Holders
Common shares of beneficial interest, par value $0.01 per share	[ ]

Item 30. Indemnification

Article Twelfth of the Registrant’s Articles of Incorporation and Article IX of the Registrant’s Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund’s request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund’s Board of Directors. Section 2-418(b) of the Maryland General Corporation Law (“Maryland Code”) permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418 of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the Investment Company Act of 1940, as amended (“1940 Act”), which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Sections 9.1 and 9.2 of the Management Agreement between Management. Terra Firma Asset Management, LLC (“TFAM”) and the Registrant provide that neither TFAM nor any director, officer or employee of TFAM performing services for the Registrant at the direction or request of TFAM in connection with TFAM’s discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect TFAM against any liability to the Registrant or its Common Shareholders to which TFAM would otherwise be subject by reason of TFAM’s misfeasance, bad faith, or gross negligence in the performance of TFAM’s duties, or by reason of TFAM’s reckless disregard of its obligations and duties under the Management Agreement (“disabling conduct”), or (ii) to protect any director, officer or employee of TFAM who is or was a Director or officer of the Registrant against any liability to the Registrant or its Common Shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant. The Registrant will indemnify TFAM against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by TFAM. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that TFAM was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that TFAM was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither “interested persons” of the Registrant nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. TFAM shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Management Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. TFAM shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) TFAM shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that TFAM will ultimately be found to be entitled to indemnification under the Management Agreement.

Sections 11.1 and 11.2 of the Administration Agreement between the Registrant and TFAM provide that neither TFAM nor any director, officer or employee of TFAM performing services for the Registrant at the direction or request of TFAM in connection with TFAM’s discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect TFAM against any liability to the Registrant or its Common Shareholders to which TFAM would otherwise be subject by reason of TFAM’s misfeasance, bad faith, or gross negligence in the performance of TFAM’s duties, or by reason of TFAM’s reckless disregard of its obligations and duties under the Administration Agreement (“disabling conduct”), or (ii) to protect any director, officer or employee of TFAM who is or was a Director or officer of the Registrant against any liability to the Registrant or its Common Shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant. The Registrant will indemnify TFAM against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by TFAM. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that TFAM was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that TFAM was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither “interested persons” of the Registrant nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. TFAM shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Administration Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. TFAM shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) TFAM shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that TFAM will ultimately be found to be entitled to indemnification under the Administration Agreement.

Additionally, the Registrant and the other funds associated with TFAM jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of their Directors, officers and certain affiliated persons. The Registrant will pay a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liability arising under the Securities Act, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of TFAM is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME	BUSINESS AND OTHER CONNECTIONS

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund at 1160 Battery Street Suite 100 East, in part at the offices of the Adviser at 1160 Battery Street Suite 100 East, in part at the offices of the Sub-Adviser at [  ] and in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at [  ].

Item 33. Management Services

Not Applicable.

Item 34. Undertakings.

1.             The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.             Not applicable.

3.             The Registrant undertakes:

a.             to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)             to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)             to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” table in the effective registration statement;

(3)              to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

b.             that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

c.             to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.             that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)             if the Registrant is relying on Rule 430B:

(A)             Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)             Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)             if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.             that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)             any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)             free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)              the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)             any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.             The Registrant undertakes that:

a.             For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.             For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5.             Not applicable.

6.             Not applicable.

7.             The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and State of California, on March 27, 2026

Concurrent Income & Innovation Fund

By:	/s/ Jay P. Leupp
Name:	Jay P. Leupp
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jay P. Leupp	President, Chief Executive Officer	March 27, 2026
Jay P. Leupp	and Director

/s/ Joseph Welsh	Director	March 27, 2026
Joseph Welsh

INDEX TO EXHIBITS

Exhibit (s)	Calculation of Filing Fee Tables